As filed with the U.S. Securities and Exchange Commission on December 20, 2024

File No.  333-191495

File No.  811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 163

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 164

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on August 28, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on pursuant to paragraph (a)(i)

☒	75 days after filing pursuant to paragraph (a)(ii)

☐	on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Sterling Capital Enhanced Core Bond ETF

A SERIES OF CAPITOL SERIES TRUST

TICKER: [           ]

Prospectus

March [   ], 2025

Listed on the Chicago Board Options Exchange (“CBOE” or the “EXCHANGE”)

Advised By

STERLING CAPITAL MANAGEMENT LLC

4350 CONGRESS STREET

SUITE 1000

CHARLOTTE, NC 28209

[www.sterlingcapital.com/etf]	Telephone: (888) 637-7798

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Sterling Capital Enhanced Core Bond ETF
Table of Contents

SUMMARY – STERLING CAPITAL ENHANCED CORE BOND ETF	1

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS	9
80% Investment Policy	9
Investment Practices	11
Additional Information About the Fund’s Investments	12
Investment Risks	16
Additional Risk Information	23
Information About the Fund’s Non-Principal Investment Strategies	25
Portfolio Holdings Disclosure	25
Operational and Cybersecurity Risk	25

MANAGEMENT	26
Investment Adviser	26
Portfolio Managers	26

HOW TO BUY AND SELL SHARES	27
General	27
How Shares are Priced	27
Creation Units	27
How to Buy Shares	27
Redemption of Shares	28
Book Entry	29
Continuous Offering	29
Premium/discount Information	29
Frequent Purchases and Redemptions of Fund Shares	29

DISTRIBUTION AND SERVICE PLAN	31

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	32
Fund Distributions	32
Tax Information	32

FUND SERVICE PROVIDERS	35

OTHER INFORMATION	36
Investments by Investment Companies	36
Disclaimers	36

FINANCIAL HIGHLIGHTS	37

Sterling Capital Enhanced Core Bond ETF
Summary

Investment Objective: Sterling Capital Enhanced Core Bond ETF (the “Fund”) seeks high level of current income and a competitive total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.39%
Distribution and/or Service (12b-1) Fee	None
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund Operating Expenses(3)	0.39%

(1)	Sterling Capital Management LLC, the Fund’s adviser (“Adviser” or “Sterling Capital”), has agreed to pay all other expenses of the Fund, except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Excluded Expenses”).

(2)	Expenses reflect estimated other expenses of the Fund for its first fiscal year.

(3)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$xxx	$xxx	$xxx	$x,xxx

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is normally expected to be [under 75%]. Since the Fund has yet to commence operations, no portfolio turnover information is available for its most recently completed fiscal year.

1

Sterling Capital Enhanced Core Bond ETF
Summary

Principal Investment Strategies

The Fund is an actively managed ETF that seeks above-average total return through any combination of current income and capital appreciation. The Fund seeks to provide total return through a combination of income and capital appreciation by investing in a diversified portfolio of fixed-income securities. The Fund implements an “enhanced core” strategy by allocating assets between investment-grade bonds and high-yield, high-risk bonds to achieve the Fund’s performance objectives. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, collateralized loan obligations (“CLOs”), municipal securities, convertible securities and bonds that are below investment grade, which are commonly referred to as ("high yield" or "junk" bonds). All securities will be U.S. dollar-denominated although the Fund may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund under normal circumstances will invest at least 80% of its investable assets in securities that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or are determined by the portfolio manager to be of comparable quality), and will invest up to 20% of its investable assets in bonds that are below investment grade, (“high yield” or “junk” bonds).

The Fund may also invest in preferred stock, restricted securities and variable and floating rate instruments to achieve its investment objectives.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis (a comparison of current and historical valuation relationships between various sectors). Utilizing fundamental analysis, the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements (scheduled early retirements of the specific debt instrument), prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security (or, in another words, the original reasoning for purchasing the security), when the portfolio manager finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions (which are changes made to portfolio duration or yield curve positioning due to changes in the portfolio manager’s macroeconomic outlook).

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, currencies, or market sectors, or to hedge against portfolio exposures.

2

Sterling Capital Enhanced Core Bond ETF
Summary

80% Investment Policy

In accordance with the Securities and Exchange Commission’s “Names Rule” requirements, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the following:

1.	“Core” Investments in Investment-Grade Bonds:

○	The Fund defines “investment-grade bonds” as securities that are rated in one of the four highest rating categories (AAA, AA, A or BBB) by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase. If a bond is not rated, the portfolio manager will determine if the bond is of comparable quality.

○	The Fund may continue to hold securities that are downgraded below investment grade after purchase, if the adviser determines it is in the best interest of shareholders to retain such securities.

2.	“Enhanced” Investments in High-Yield, High-Risk Bonds:

○	The Fund may invest in bonds rated below investment grade (commonly referred to as “junk bonds”) to enhance performance. These investments are subject to higher credit risk, greater volatility, and potential illiquidity compared to investment-grade bonds, but also generally provide a higher yield than higher rated securities of similar maturity. Issuers of these securities may not be as strong financially as those issuing higher rated securities.

The Fund will regularly monitor its holdings to ensure compliance with this 80% investment policy. If the Fund falls out of compliance due to market fluctuations, downgrades, or other factors, it will take appropriate action to return to compliance within a reasonable period, not exceeding 30 calendar days.

The Fund’s Principal Investment Risks described below encompass the risks associated with the Fund’s 80% investment policy.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund.

Listed below are the principal risks of investing in the Fund. The first five risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order to facilitate your ability to find particular risks and compare them with the risk of other funds. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Please see “Additional Principal Risk Information” in this Prospectus for a more detailed description of the Fund’s risks.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.

3

Sterling Capital Enhanced Core Bond ETF
Summary

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities, otherwise known as “junk bonds” that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities. High-yield/high-risk debt securities, are subject to credit risk, market risk, interest rate risk, cyclical economic risk, and price volatility risk.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.

Cash Transactions Risk: When the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund will incur brokerage costs that might not have been incurred if the purchase or redemption of creation units were effected in kind, and these costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant. When the Fund effects its creations and redemptions for cash, it also may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Collateralized Loan Obligations Risk – Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

4

Sterling Capital Enhanced Core Bond ETF
Summary

Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets.

Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities

ETF Specific Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for the Fund’s shares, differences between the market price of the Fund’s shares and the underlying value of those shares, and delisting of the shares.

●	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by the Authorized Participants NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Chicago Board Options Exchange (“CBOE” or the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for Shares may not be developed or maintained. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for Shares.

●	Market Price Variance Risk. Individual Shares that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

5

Sterling Capital Enhanced Core Bond ETF
Summary

○	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the Fund’s NAV.

○	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the Fund’s NAV.

○	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

Foreign Currency Transaction Risk: Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.

Liquidity Risk: The possibility that certain securities or derivatives may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably for a variety of reasons, including general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates.

Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

New Fund Risk: The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

6

Sterling Capital Enhanced Core Bond ETF
Summary

Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Secondary Market Liquidity Risk: Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult for investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, an increasing number of market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

Smaller Fund Risk: A smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in smaller funds. Smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

For more information about the Fund’s risks, please see the “Additional Principal Investment Risk Information ” section in this Prospectus.

Performance Information

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting [www.sterlingcapital.com/etf] or by calling 1-888-637-7798.

7

Sterling Capital Enhanced Core Bond ETF
Summary

Investment Adviser

Sterling Capital Management LLC

Portfolio Managers

Mark M. Montgomery, CFA®, Senior Managing Director, CIO and Head of Fixed Income, Peter L. Brown, CFA®, Managing Director and Head of Investment-Grade Credit, and Robert Brown, CFA®, Managing Director, Fixed Income Portfolio Manager and Head of Non-Investment Grade Credit, are the Fund’s Portfolio Managers and have served as such since the Fund commenced operations in March 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants who have entered into agreements with the Fund’s distributor. Creation Units re issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than, NAV.

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Additional Investment Strategies and Related Risks

The investment objective and principal investment strategies of the Fund are described under its “Investment Objective” and “Strategy, Risks and Performance” section earlier in this Prospectus. The following information supplements the investment objective and principal investment strategies of the Fund and provides additional information regarding non-principal strategies in which a Fund may engage.

80% Investment Policy

In accordance with the SEC’s “Names Rule” requirements, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the following:

1.	“Core” Investments in Investment-Grade Bonds:

○	The Fund defines “investment-grade bonds” as securities that are rated in one of the four highest rating categories (AAA, AA, A or BBB) by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase. If a bond is not rated, the portfolio manager will determine if the bond is of comparable quality.

○	The Fund may continue to hold securities that are downgraded below investment grade after purchase, if the adviser determines it is in the best interest of shareholders to retain such securities.

2.	“Enhanced” Investments in High-Yield, High-Risk Bonds:

○	The Fund may invest in bonds rated below investment grade (commonly referred to as “junk bonds”) to enhance performance. These investments are subject to higher credit risk, greater volatility, and potential illiquidity compared to investment-grade bonds, but also generally provide a higher yield than higher rated securities of similar maturity. Issuers of these securities may not be as strong financially as those issuing higher rated securities.

The Fund will regularly monitor its holdings to ensure compliance with this 80% investment policy. If the Fund falls out of compliance due to market fluctuations, downgrades, or other factors, it will take appropriate action to return to compliance within a reasonable period, not exceeding 30 calendar days.

The Fund will provide shareholders with 60 days’ notice of any change to its 80% Investment Policy.

Temporary Investments - During periods of adverse market conditions, portfolio rebalancing, or high levels of shareholder redemptions, the Fund may temporarily invest in cash or cash equivalents, such as Treasury securities or money market instruments, which may cause the Fund to deviate from its 80% policy. These periods are expected to be short-term and will not exceed 30 consecutive days without board approval.

Risks - Investors should consider the following risks associated with the Fund’s investment strategy:

1.	Investment-Grade Bond Risk:

○	While investment-grade bonds are generally less risky than lower-rated bonds, they are still subject to credit risk, interest rate risk, and market risk.

2.	High-Yield, High-Risk Bond Risk:

○	Investments in below-investment-grade bonds carry higher default risk, increased price volatility, and greater sensitivity to economic downturns or rising interest rates.

3.	Downgrade Risk:

○	The Fund may hold securities that have been downgraded to below investment grade. These securities may carry greater risk, and their market values may be adversely affected.

4.	Concentration Risk:

○	The combination of investment-grade and high-yield securities may result in higher portfolio concentration in certain credit qualities or sectors, increasing overall risk.

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Additional Investment Strategies and Related Risks

Compliance Monitoring - The Adviser will regularly review the ratings of securities held in the portfolio and ensure that at least 80% of the Fund’s net assets, plus borrowings for investment purposes, meet the criteria described above. The Fund will utilize ratings provided by NRSROs or internal credit assessments to determine compliance with the 80% policy.

This disclosure is intended to ensure transparency in how the Fund’s name aligns with its investment strategy and holdings while providing clear definitions, compliance measures, and risk factors consistent with the SEC’s revised “Names Rule.”

Additional Investment Strategies AND RELATED Risks

Portfolio Maturity - Certain debt securities such as, but not limited to, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund’s weighted average portfolio maturity, the effective maturity of these securities will be used.

“Dollar-weighted average maturity” - The term dollar-weighted average maturity is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio.

The Fund may also invest in short-term obligations and, to the extent permitted by the Investment Company Act of 1940 (“1940 Act”), in shares of other investment companies.

Active Trading – The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. Frequent and active trading, particularly to the extent that it involves purchase and redemptions of Creation Units in cash rather than in-kind, may cause adverse tax consequences for shareholders in two ways: first, by increasing the amount of a Fund’s realized capital gains, which in turn may result in increased taxable distributions to shareholders; and second, by increasing the portion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders that are individuals at ordinary income rates.

Large Shareholder Redemptions — To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor) or by a single intermediary on behalf of shareholders (e.g., a 401(k) plan), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

Non-Fundamental Policies – Unless otherwise identified as fundamental, the investment objective of the Fund is non-fundamental and may be changed without shareholder approval. Also, except as otherwise noted, the investment policies and restrictions described in this Prospectus are also non-fundamental, and may be changed without shareholder approval.

Temporary Defensive Position - During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in cash instruments. The Fund may be invested in this manner for extended periods, depending on the Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such ETF or money market fund’s advisory fees and operational expenses.

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Additional Investment Strategies and Related Risks

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following list identifies the securities and techniques the Fund may use as a part of either its principal or non-principal strategy. Equity securities are subject mainly to market risk. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the list of the Fund’s permitted investments is a more complete discussion of risks associated with the securities and investment techniques described below. You may also consult the Statement of Additional information (“SAI”) for additional details regarding these and other permissible investments.

●	Asset Backed Securities

●	Collateralized Loan Obligations, including Collateralized Debt Obligations and Collateralized Bond Obligations

●	Common Stock

●	Convertible Bonds

●	Delayed Delivery/When-Issueds

●	Debt Securities

●	Derivatives

●	Emerging Markets

●	Forward Foreign Currency Contracts

●	Guaranteed Investment Contracts

●	High-Yield High-Risk Debt Securities

●	Illiquid Securities

●	Investment Grade Bonds

●	Money Market Instruments

●	Mortgage-Backed Securities

●	Municipal Securities

●	Non-U.S. Traded Foreign Securities

●	Preferred Stock

●	Real Estate Investment Trust

●	Restricted Securities

●	Reverse Repurchase Agreements

●	Trust Preferred Securities

●	U.S. Government Agency Securities

●	U.S. Traded Foreign Securities

●	Variable And Floating Rate Instruments

●	Warrants

●	Zero-Coupon Debt Obligations

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Additional Information about the Fund’s Investments

Principal Investments

The following information supplements information regarding some of the instruments in which the Fund may invest as a principal strategy, as described in the Fund’s Principal Strategy section.

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

Collateral Loan Obligations: Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund’s obligations under these commitments will not exceed 25% of its total assets.

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., puts and calls), options on futures, swap agreements, including credit default swaps, some mortgage-backed securities and custody receipts.

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

Structured Products: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.

Swaps: An arrangement in which a Fund and another entity agree to exchange the returns (or differentials in rates of return) that would be earned or realized on underlying investments, instruments, rates or other reference obligations. In the case of credit default swaps, the arrangement gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (e.g., a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security.

Emerging Markets: Securities issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.

Foreign Securities — U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade in U.S. markets.

Yankee Bonds, Notes, and Similar Debt Obligations: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments. Canada Bonds: Issued by Canadian provinces.

Sovereign Bonds: Issued by the government of a foreign country.

Supranational Bonds: Issued by supranational entities, such as the World Bank and European Investment Bank.

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered

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Additional Investment Strategies and Related Risks

speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

Investment Company Securities: The Fund may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the total outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies in the aggregate (collectively, the “3-5-10 Limitations”). These investment companies may include shares of other investment companies for which the adviser to a Fund or any of its affiliates serves as investment adviser or underwriter. Notwithstanding the foregoing, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. The SEC has adopted Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. In connection with the adoption of Rule 12d1-4, the SEC also rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders. Rule 12d1-4 permits each Fund to invest in the securities of other investment companies in excess of the 3-5-10 Limitations subject to certain conditions and to the extent permitted by its investment strategy.

Exchange-Traded Funds (“ETFs”): ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), represent ownership interest in long term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Funds must comply with the 3-5-10 Limitations described above, except that the Funds may invest in certain ETFs in excess of the 3-5-10 Limitations in reliance on Rule 12d1-4, subject to certain conditions and to the extent permitted by its investment strategy.

Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Adviser.

Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality.

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

Certificates of Deposit: Negotiable instruments with a stated maturity.

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there

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Additional Investment Strategies and Related Risks

is no secondary market in these notes, a Fund may demand payment of principal and accrued interest at specified intervals.

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

Mortgage Dollar Rolls: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.

There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

Stand-by Commitments: Contract where a dealer agrees to purchase at a fund’s option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

Prepayment/Call Risk: The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” - or repay - higher yielding bonds before their stated maturity.

Restricted Securities: Securities not registered under the Securities Act of 1933, as amended, such as privately placed commercial paper and Rule 144A securities.

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Fannie Mae and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

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Non-Principal Investments

The Fund may, but will not necessarily, invest in any instruments listed below as a non-principal strategy, to the extent indicated on the list of the Fund’s permissible investment practices detailed in this prospectus with respect to the Fund.

Collateralized Debt Obligations (“CDOs”): A complex structured finance product that bundles various types of debt into tranches and sells them to investors.

Collateralized Bond Obligations (“CBOs”): An investment grade bond that is backed by a pool of junk bonds.

Common Stock: Shares of ownership of a company.

Convertible Bonds: Bonds that convert to common stock.

Derivatives - Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities.

Derivatives - Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.

Foreign Securities - Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

Eurodollar Certificates of Deposit (“ECDs”): ECDs are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S.

Eurodollar Time Deposits (“ETDs”): ETDs are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

European Depositary Receipts (“EDRs”): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.

Global Depositary Receipts (“GDRs”): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis

Foreign Securities – U.S. Traded - American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

Guaranteed Investment Contracts: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

Illiquid Securities: Illiquid securities are those that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven days or less without the sale or disposition significantly changing the market value of the investment.

Real Estate Investment Trusts (“REITS”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

Stock Purchase Rights: Instruments that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time.

Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.

Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

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Additional Investment Strategies and Related Risks

Zero-Coupon Debt Obligations: Bonds and other debt that pay no interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Investment Risks” in the Fund’s Summary. As was the case in the Fund’s Summary, listed below are the principal risks of investing in the Fund. The first five risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund's portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order to facilitate your ability to find particular risks and compare them with the risk of other funds. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Interest Rate Risk. The value of bond investments, including both investment-grade and high-yield securities, generally declines when interest rates rise. Investment-grade bonds, which typically have longer durations, may be more sensitive to interest rate changes, experiencing greater price fluctuations compared to high-yield bonds. Investment-grade bonds often have longer maturities and higher durations, making their prices more sensitive to changes in interest rates. In contrast, high-yield bonds, while less sensitive to interest rate movements, may still experience price declines in a rising rate environment. While high-yield bonds are less affected by interest rate changes than investment-grade bonds, they are more sensitive to credit risk and broader economic conditions. In periods of rising rates, the cost of capital for high-yield issuers may increase, potentially impacting their ability to meet debt obligations. Falling interest rates may reduce the income generated from reinvested interest payments, particularly for investment-grade bonds, which tend to have lower yields than high-yield bonds. Rapid or unexpected changes in interest rates may lead to heightened market volatility. Investment-grade bonds may exhibit pronounced price declines during periods of sharp rate increases, while high-yield bonds may experience more moderate declines, offset by their higher income potential. The spread between investment-grade and high-yield bonds may widen or narrow depending on interest rate movements and overall market conditions. A widening spread during rising rates could further pressure the prices of high-yield bonds relative to investment-grade bonds.

Fixed Income Market Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, a Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. In addition, the securities in which a Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in mortgage-backed securities, which may involve exposure to so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks, which are described below. Mortgage-backed and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. The value of mortgage-backed and asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic, have resulted, and may continue to result in, increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

High-Yield/High-Risk Debt Securities. High-yield/high-risk debt securities, otherwise known as “junk bonds”, are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities. High-yield bonds are subject to a greater risk of default compared to investment-grade securities. Issuers of these bonds may be more likely to experience financial difficulties, potentially resulting in missed interest payments or loss of principal. The market for high-yield bonds may be less liquid than markets for higher rated securities, making it more difficult to sell bonds at their fair value during periods of volatility or economic downturns. Prices of high-yield bonds may decline as interest rates rise. While the income from high-yield bonds is generally higher, the value of these securities is sensitive to changes in the broader interest rate environment. High-yield bonds tend to perform poorly during economic downturns or periods of increased market uncertainty, as the financial health of issuers deteriorates in challenging economic conditions. The prices of high-yield bonds can be highly volatile due to changes in the issuer’s financial condition, credit rating downgrades, or broader market trends.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.

Cash Transactions Risk. When the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund will incur brokerage costs that might not have been incurred if the purchase or redemption of creation units were effected in kind, and these costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant. When the Fund effects its creations and redemptions for cash, it also may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in a Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund.

Counterparty Risk. The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause a Fund to lose the benefit of a transaction or prevent a Fund from selling or buying other securities to implement its investment strategies.

Derivatives Risk. The possibility that a Fund will suffer a loss from its use of derivatives. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Even a small investment in derivatives can have a significant impact on a Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks than are involved in hedging. A Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or

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Additional Investment Strategies and Related Risks

indices. There is also the risk that a Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

Emerging Markets Risk. The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets. Such pronounced risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. In addition, the markets of developing countries may be more volatile than the markets of developed countries with more mature economies. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could hurt their economies and securities markets. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Estimated Maturity Risk. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Risk. The risks associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF than owning the underlying portfolio of securities directly.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for the Fund’s shares, differences between the market price of the Fund’s shares and the underlying value of those shares, and delisting of the shares.

Trading Risk. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund’s shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio

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holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares of the Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

As with all ETFs, the Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares of the Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Foreign Currency Transaction Risk. Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Foreign Investment Risk. Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies as well as changes in the political or social conditions and taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries. These risks are more significant in emerging markets.

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Income Risk. The possibility that a Fund’s income from fixed-income securities – and thus its total return – will decline due to falling interest rates. Income risk is generally higher for shorter-term bonds and lower for longer term bonds, because in an environment of falling interest rates as bonds mature a Fund may be forced to invest in lower-yielding securities. Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and higher for longer-term securities. However, interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. Some of the Funds’ debt instruments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Funds, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The U.S. Federal Reserve has been engaged in an aggressive campaign to raise interest rates in an effort to combat historically high levels of inflation. Interest rate increases may continue. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.

Investment Company Risk. Investing in another investment company or pooled vehicle, including ETFs, subjects a Fund to that company’s risks, including the risk that the investment company or pooled vehicle will not perform as expected. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent a Fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

The Adviser may have an economic incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by such Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Adviser or its affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. Liquidity risk may also refer to the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual

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Additional Investment Strategies and Related Risks

market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The models used by the Adviser may not perform as expected, particularly in volatile markets. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably for a variety of reasons, including general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign and emerging market securities. In addition, a Fund may be subject to inverse market risk, the particular type of market risk associated with investments that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value. A Fund also may purchase equity securities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equity securities often are more sensitive to changes in future earnings expectations than the market prices of equity securities trading at lower multiples.

Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect economies, companies and the market in general in ways that cannot necessarily be foreseen at the present time. Changes in interest rates and inflation, political or social developments, including military conflict (such as Russia’s military invasion of Ukraine, conflicts in the Middle East and Asia, and tension between nations such as China and Taiwan), and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks) have occurred and can continue to occur in the future. These events and circumstances could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Municipal Securities Risk. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for

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Additional Investment Strategies and Related Risks

various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Operational and Technology Risk. The Funds are subject to a risk of loss resulting from services provided by service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis.

In addition, the Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of a Fund, the Fund’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of a Fund, the Fund’s service providers, or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject a Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/ or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber-attacks in the future. In addition, the adoption of work-from-home arrangements by the Fund, Sterling Capital or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, Sterling Capital or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While a Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. A Fund cannot directly control any cybersecurity plans and systems put in place

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Additional Investment Strategies and Related Risks

by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.

Preferred Stock Risk. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Prepayment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” - or repay - higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/ call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate term maturity, and high for securities with a long-term maturity.

Private Placement Risk. Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. Accordingly, a Fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price which may result in a loss to the Fund.

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult for investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, an increasing number of market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

Smaller Fund Risk. A smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in smaller funds. Smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, a fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If a fund were to be required to delist from the listing exchange, the value of a fund may rapidly decline, and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Board may liquidate the Fund without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio

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Additional Investment Strategies and Related Risks

investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

U.S. Government Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, or supported by the full faith and credit of the U.S. government, and so involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Further, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Funds’ investments in U.S. government securities.

Variable and Floating Rate Instrument Risk. Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much as general interest rates. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Additional Risk Information

The following section provides additional information regarding non-principal risks of the Fund. The Fund’s Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Concentration Risk. The risk that a Fund’s concentration in certain investments, or certain sectors, may produce a greater risk of loss than a more diversified mutual fund.

Dividend Risk. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issues (see, “Foreign Security Risk” above). These risks may adversely affect the value of the Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

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Additional Investment Strategies and Related Risks

Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition or market perception of an issuer, changes in specific economic or political conditions that affect a particular type of security, and changes in general economic or political conditions, may have a negative impact on the value of the Fund, and this risk may be exacerbated but by the relatively small number of positions that the Fund holds.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (an investment whose value is based on a security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

Options Risk. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, a Fund’s access to other assets held to cover the options positions could also be impaired. A Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option may only terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option.

When a Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, a Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while a Fund’s potential gain in writing a secured put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, a Fund risks a loss equal to the entire value of the stock.

Real Estate-Related Investment and REIT Risk. Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for the favorable tax treatment granted to REITs under the Internal Revenue Code, and/or to maintain exempt status under

24

Additional Investment Strategies and Related Risks

the 1940 Act. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

Tax Risk (Tax-Free Bond Funds). While distributions by the Tax-Free Bond Funds of interest income from municipal securities will generally be exempt from federal income tax (although a portion of such distributions may be subject to the federal alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.

INFORMATION ABOUT THE FUND’S NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Position: During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in cash instruments. The Fund may be invested in this manner for extended periods, depending on the Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such ETF or money market fund’s advisory fees and operational expenses.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings will be disclosed each day on its website at www.sterlingcapital.com/etf. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

OPERATIONAL AND CYBERSECURITY RISK

Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Fund is also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to the Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of the Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Fund by affecting the Adviser, or other service providers, or issuers of securities in which the Fund invests. Although the Fund has business continuity plans and other safeguards in place, including what the Fund believes to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Fund cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Fund invests. Such risks at issuers of securities in which the Fund invests could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

25

Management

ADDITIONAL InFormAtion About Management of the Fund

ADVISER

Sterling Capital Management LLC (“Sterling Capital”, “SCM” or the “Adviser”) is the investment adviser for the Fund. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and a wholly owned subsidiary of Toronto-based Guardian Capital Group Limited (“Guardian”). Founded in 1962, Guardian is a global investment management company servicing institutional, retail and private clients through its subsidiaries. As of December 31, 2024, Guardian had [$] billion of total client assets while managing a proprietary investment portfolio with a fair market value of [$] billion. Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2024, Sterling Capital has more than $[] billion in assets under management.

Pursuant to its advisory contract with the Fund (“Advisory Agreement”), the Adviser assumes all investment duties and has full discretionary power and authority with respect to the investment of the assets of Fund. In that capacity, the Adviser is responsible for making day-to-day investment decisions for the Fund and trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser has also agreed to pay all expenses incurred by the Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Uncovered Expenses”). For the services it provides to the Fund, the Fund pays the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.39% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser will be available in the Fund’s semi-annual shareholder report for the period ending _____ __, 2025.

Portfolio Managers

Mark Montgomery, CFA®, Senior Managing Director, joined SCM in 1997 and has investment experience since 1990. Mark is Chief Investment Officer and Head of Fixed Income. Prior to joining SCM, he held a number of positions at The Vanguard Group. He began his fixed income career working on Vanguard’s taxable index bond team and later joined the municipal group working with their long-term and high-yield portfolio management team. Mark received his B.S. in Marketing with a minor in Public Administration from West Chester University and his M.B.A with a concentration in Investment Management from Drexel University. He holds the Chartered Financial Analyst® designation.

Peter Brown, CFA®, Managing Director, joined SCM in 2004 and has investment experience since 2000. Pete is a Fixed Income Portfolio Manager and Head of SCM’s Investment Grade Credit team. Prior to joining SCM, he held financial analyst positions at National Institutes of Health and First Union National Bank/First Union Securities. Pete received his B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University and his M.B.A. from Wake Forest University. He holds the Chartered Financial Analyst® designation.

Robert Brown, CFA®, Managing Director, joined SCM in 2016 and has investment experience since 1986. Robert is a Fixed Income Portfolio Manager and is Head of Non-Investment Grade Credit. Prior to joining SCM, he worked at Concerto Asset Management specializing in high yield credit management. He was also Managing Director and Head of Credit Research for Wachovia Securities Principal Credit Trading Group. Robert received his B.A. in Geography with Economics from the University of Exeter. He holds the Chartered Financial Analyst® designation.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

26

How to Buy and Sell Shares

General

Shares of the Fund are listed for trading on the Exchange. When you buy or sell shares of the Fund on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How Shares are Priced

The per share NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets minus total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of such securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust’s Fair Valuation Designee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, as approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (such investors being “authorized participants”) with the Fund’s distributor (the “Distributor”) and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those authorized participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the authorized participant may not be eligible to trade. The Fund may, in certain circumstances that may occur regularly, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ, and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s SAI.

27

How to Buy and Sell Shares

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the SAI, the Distributor must receive by the Order no later than two hours prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an authorized participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such authorized participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $[] per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.

Redemption of Shares

Shares may be redeemed in kind or in cash on a day the Exchange is open for business. If the redemption is in kind, it is consummated only in Creation Units at their NAV, The Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Because Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. The redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an authorized participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, the Transfer Agent must receive the Order agent no later than 2:00 p.m. Eastern time.

A fixed redemption transaction fee of $[          ] per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

28

How to Buy and Sell Shares

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares of the Fund, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at [www.sterlingcapital.com/etf].

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When evaluating whether such a restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation

29

How to Buy and Sell Shares

Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

30

Distribution and Service Plan

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of the Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

31

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund has elected and intends to continue to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Internal Revenue Code”). If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

●	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.”

●	Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must

32

Dividends, Other Distributions and Taxes

satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged.

●	Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses.

●	Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

●	In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

●	You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of shares by a shareholder of the Fund or redemption of Creation Units by an Authorized Participant will generally be a taxable event. Any capital gain or loss realized upon a sale of shares of the Fund is generally treated as a long-term gain or loss if such shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of shares of the Fund held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares of the Fund held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gains were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might

33

Dividends, Other Distributions and Taxes

not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Foreign Taxes

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

 Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Non-U.S. shareholders who fail to provide an applicable Internal Revenue Service form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares of the Fund) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

34

Fund Service Providers

ADMINISTRATOR AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is administrator and fund accountant for the Fund pursuant to a Master Services Agreement.

COMPLIANCE CONSULTING

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS a base annual fee, plus an asset-based fee computed at an annual rate. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the Fund’s Shares (the “Distributor”). The Distributor only distributes Fund Shares in Creation Units and does not maintain a secondary market in the Fund’s Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

The Distributor is not an affiliate of the Adviser. Pursuant to the Distribution Agreement, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor an annual fee, payable in monthly installments. In addition, the Adviser reimburses the Distributor for certain out-of-pocket expenses incurred on the Fund’s behalf.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH” or “Custodian”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report.

[INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[], serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statement. [] also provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.]

LEGAL COUNSEL

The law firm of Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and to the independent trustees of the Trust.

35

Other Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC recently adopted Rule 12d1-4 under the 1940 Act, which permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with Capitol Series Trust. However, if the Fund were to invest in securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4, other registered investment companies would not be permitted to rely on Rule 12d1-4 to invest in the Fund in excess of the limits.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by Chicago Board Options Exchange (the “Exchange”). The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

36

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

37

Sterling Capital Enhanced Core Bond ETF

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Paper copies of the reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. You may elect to receive all future reports in paper format, free of charge by contacting your financial intermediary or by calling the Fund toll-free at 888-637-7798.

Statement of Additional Information (SAI)

The SAI supplements the Prospectus and provides more detailed information about the Fund and its investment restrictions, risks, policies, and operations. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

INFORMATION PROVIDED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION

Annual and Semi-annual Reports and other information about the Fund are available on the EDGAR Database at http://www.sec.gov and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-22895

38

Investment Company Act File No. 811-22895

Sterling Capital Enhanced Core Bond ETF

 [            ]

A series of Capitol Series Trust

Listed on the Chicago Board Options Exchange (“CBOE”)

STATEMENT OF ADDITIONAL INFORMATION

March [5], 2025

This Statement of Additional Information (“SAI”) provides general information about the Sterling Capital Enhanced Core Bond ETF (the “Fund”), a series of Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated March [    ], 2025 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. To obtain a copy of the Fund’s Prospectus, free of charge, please write the administrator at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, or by calling toll free at (888) 637-7798 or visit the Fund’s website at www.sterlingcapital.com/etf.

The Prospectus of the Fund and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this SAI.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of the Fund should be made without first reading the applicable Prospectuses.

DESCRIPTION OF THE TRUST AND THE FUND

The Sterling Capital Enhanced Core Bond ETF (the “Fund”) was organized as a diversified series of Capitol Series Trust (the Trust”) at a meeting of the Board of Trustees held on December 10, 2024 and is expected to commence operations on March [   ], 2025 The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013, as amended and restated November 18, 2021 (the “Trust Agreement”). Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) serves as the Fund’s investment adviser.

The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are individually redeemable.

Under the Trust Agreement, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a liquidation of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

The Fund intends to sell and redeem Creation Units on both an in-kind and cash basis. When such sales and redemption are in-kind, investors will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Portfolio Deposits”), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (“Redemption Securities”). Under certain circumstances, the names and quantities of the instruments that constitute the Portfolio Deposits and the names and quantities of the instruments that constitute the Redemption Securities may not be identical. These instruments are referred to in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value (“NAV”) of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Component”). When the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund will incur brokerage costs that might not have been incurred if the purchase or redemption of creation units were effected in kind. These costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant. When the Fund effects its creations and redemptions for cash, it also may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Except when aggregated in Creation Units, shares are not redeemable securities.

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund (“Shares”) that are approved for listing and trading on the Chicago Board Options Exchange (“CBOE” of “the Exchange”), subject to notice of issuance, will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business (“Business Day”). The market price of the Shares may trade below at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of Shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) if any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the INAV, and the Fund makes no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. The Fund believes that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads. The INAV should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of the Shares. Accordingly, a shareholder purchasing Shares at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares are listed and traded on the Exchange.

Unless otherwise specified, any percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Fund’s net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the sale of portfolio securities to fulfill repurchase requests (which the Fund’s Board has, in its sole discretion, authorized), or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of such Fund’s shareholders.

The principal and non-principal investment strategies the Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Fund.

In addition to the principal and non-principal investment strategies and the risks of the Fund as described in the Prospectus, the Fund may employ secondary investment practices and may be subject to additional secondary risks, which are described below.

The following is a description of secondary investment strategies and secondary risks for how the Fund might evolve, not necessarily how it currently operates.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS AND RISK CONSIDERATIONS

The Prospectus for the Fund discusses the investment objectives of the Fund and the practices to be employed to achieve those objectives. The Adviser selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. As described more fully in the Fund’s prospectus, the Fund’s investment objective seeks high level of current income and a competitive total return. The Fund seeks to provide total return through a combination of income and capital appreciation by investing in a diversified portfolio of fixed-income securities. The Fund implements an “enhanced core” strategy by allocating assets between investment-grade bonds and high-yield, high-risk bonds to achieve the Fund’s performance objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest (to the extent not inconsistent with the Fund’s investment objective and strategy and the Investment Company Act of 1940, as amended (the “1940 Act”), the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies. Unless stated otherwise, all percentage limitations on investments set forth herein will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Appendix A to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by the Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following list identifies the securities and techniques that the Fund may use as a part of either its principal or non-principal strategy. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Equity securities are subject mainly to market risk. Following the list is a more complete discussion of risks associated with the securities and investment techniques listed below.

DEBT SECURITIES. The Fund may invest in debt securities, such as bonds and other fixed-income instruments. Such securities are subject to several risks that can affect their value, yield, and overall return. Listed below are the primary risks associated with debt securities:

●	Interest Rate Risk - The risk that changes in interest rates will negatively affect the value of a debt security. When interest rates rise, bond prices typically fall, and vice versa. Longer-duration bonds are more sensitive to interest rate changes than shorter-duration bonds.

●	Credit Risk (Default Risk) - The risk that the issuer of the debt security will be unable to make interest payments or repay the principal. Credit ratings agencies (e.g., by Moody’s, S&P, or Fitch) assess an issuer’s creditworthiness. Lower-rated (junk) bonds have higher credit risk but typically offer higher yields.

●	Inflation Risk (Purchasing Power Risk) - The risk that inflation will erode the purchasing power of the interest payments and principal repayment. Fixed-rate bonds are particularly vulnerable to this risk because their payments are fixed and do not adjust for inflation.

●	Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

●	High-Yield/High-Risk Debt Securities Risk - High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

●	Liquidity Risk - The risk that a bond cannot be sold quickly at its fair market value due to a lack of buyers. Less frequently traded bonds, such as municipal or corporate bonds, are generally less liquid than government bonds.

●	Call Risk - (applies to callable bonds, which give the issuer the right to redeem the bond before maturity) - The risk that the issuer will repay the bond before its maturity date, typically when interest rates fall, leaving the investor to reinvest at lower rates.

●	Reinvestment Risk - The risk that interest payments or the principal will need to be reinvested at a lower interest rate than the bond currently offers, a common concern during periods of declining interest rates.

●	Market Risk - The risk that the value of the bond will fluctuate due to overall market sentiment or economic conditions, including changes in market perception of creditworthiness, geopolitical events, or macroeconomic trends.

●	Sovereign Risk - The risk of default by a government issuer, often associated with emerging markets. Political instability, economic mismanagement, or currency devaluation can increase sovereign risk.

●	Duration Risk - The sensitivity of a bond’s price to changes in interest rates, often measured by the bond’s duration. Bonds with higher durations are more sensitive to interest rate changes.

●	Currency Risk - (applies to foreign-denominated bonds or international bond funds) -The risk that fluctuations in currency exchange rates will impact the value of a bond issued in a foreign currency.

●	Event Risk - The risk that an unforeseen event, such as a natural disaster, regulatory change, or corporate restructuring, will negatively impact the issuer’s ability to meet its obligations.

●	Political and Regulatory Risk - The risk that political events, changes in laws, or regulatory actions will adversely affect a bond’s performance.

●	Structural Risk - Risks specific to the bond’s structure, such as subordinated bonds, which are paid after senior debt in case of bankruptcy, or asset-backed securities, which depend on the underlying asset’s performance.

●	Variable and Floating Rate Instrument Risk - The value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Further discussion of these risks may be included in the discussion of specific debt instruments that follows.

FIXED INCOME SECURITIES. The Fund may invest in fixed-income securities. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Tax-exempt commercial paper is commercial paper of a tax-exempt issuer with a maturity of less than nine months.

The commercial paper securities in which the Fund may invest includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

CREDIT ENHANCEMENT. The Fund may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. The credit enhancer has greater financial resources and liquidity than the issuer. However, there can be no assurance that the company supplying the credit enhancement can meet all its obligations under these arrangements. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

CUSTODY RECEIPTS. The Fund may invest in custody receipts that represent debt securities. Custody receipts are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

EXCHANGE-TRADED NOTES (“ETNs”). The Fund may invest in ETNs. ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations.

INCOME TRUSTS. The Fund may invest in income trusts. Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries. Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas. Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include a lack of or limited operating histories. Income trusts are subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

The extent to which the Fund can invest in a particular income trust – and in particular, such trusts that are treated as so-called “grantor trusts” for federal income tax purposes — may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and may bear on the Fund’s ability to so qualify. See “Additional Tax Information” below for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in income trusts, including royalty trusts.

The Fund may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as the U.S. Secured Overnight Financing Rate (“SOFR”) or another reference rate).

INSURANCE CONTRACTS. The Fund may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed-income securities.

The Fund may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as the SOFR or another reference rate).

INVESTMENT GRADE DEBT OBLIGATIONS. The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. The Fund will invest in investment grade securities (rated at the time of purchase, or determined by the portfolio manager to be of comparable quality), provided that such Funds may continue to hold debt securities that have been downgraded from investment grade to below investment grade. The Fund may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Fund may hold such additional securities even if it does not generally invest in such securities.

MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations. Municipal securities generally are fixed-income securities, and include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities may be referred to, for example, as general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal mortgage-backed securities, municipal leases, municipal notes and variable rate demand instruments or notes. General obligation bonds generally are supported by the issuer’s power to exact property or other taxes in sufficient amounts to pay principal and interest on the bonds; however, the issuer’s authority to impose additional taxes may be limited by its charter or state law. Special revenue bonds are payable solely from specific revenues received by the issuer, such as specific taxes, assessments, tolls, or fees, and bondholders may not collect from the municipality’s general taxes or revenues. These obligations are discussed further under “Tax-Exempt Obligations” below. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax. Tax-increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single-family homes or to finance multifamily housing, represent interests in pools of mortgages, which may have fixed or variable rates, and can have complicated financial structures. Municipal leases are leases entered into by municipalities for equipment or facilities, and, in order to comply with state public financing laws, are typically subject to annual appropriation, meaning that a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility, but may lose money on the sale. Securities may be supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation, but funds may also invest directly in individual leases. Lease obligations are discussed further under “Tax-Exempt Obligations” below. Municipal notes are short-term securities issued by municipalities to fund, for example, current operations and capital projects, and the issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Further descriptions of other types of tax-exempt securities are provided elsewhere in this SAI.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. The Fund does not expect to be eligible to pass through tax-exempt interest in the form of exempt-interest dividends to shareholders.

In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially, adversely affected by litigation or other conditions.

The Fund may also invest in securities issued by municipalities and governmental agencies and sold through an auction process. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.

While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

An issuer’s obligations under its auction rate municipal securities are subject to provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its auction rate municipal securities may be materially, adversely affected by litigation or other conditions.

REPURCHASE AGREEMENTS. Certain securities held the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to provide collateral pursuant to the agreement valued at not less than the repurchase price (including accrued interest) and the Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed by applicable statutory, regulatory or other resolution regimes. If the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

RESTRICTED SECURITIES. The Fund may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(a)(2) (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(a)(2) paper, thus providing liquidity.

The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Fund may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Compliance with Rule 18f-4 under the 1940 Act may impact a Fund’s ability to enter into reverse repurchase agreements.

Reverse repurchase agreements and dollar roll agreements involve risks, such that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

TAXABLE MUNICIPAL OBLIGATIONS. The Fund may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes, although the Fund may not be eligible to pass through to shareholders the state and local tax-exempt character of this income.

TAX-EXEMPT GOVERNMENTAL OBLIGATIONS. The Fund may invest in securities the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and state personal income tax from the places of issuance, which includes North Carolina (“North Carolina Tax Exempt Obligations”), South Carolina

(“South Carolina Tax Exempt Obligations”), Virginia (“Virginia Tax Exempt Obligations”), West Virginia (“West Virginia Tax Exempt Obligations”), and territories and territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions (“National Tax Exempt Obligations, and together with the state specific securities, the “Tax Exempt Obligations”.) Interest on the Tax-Exempt Obligations is not treated as a preference item for purposes of the federal alternative minimum tax for individuals. The Fund does not expect to be eligible to pass through tax-exempt interest in the form of exempt-interest dividends to shareholders

Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of Tax-Exempt Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. Currently, South Carolina issuers do not have authority to issue moral obligation securities. State units and local governments in Virginia, North Carolina and West Virginia are permitted to issue moral obligation debt that is not a general obligation of those issuers.

There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The rating of Moody’s and S&P represent opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund’s investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Fund’s portfolio manager to be in the best interests of the Fund.

An issuer’s obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

NON-INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade, also known as “high yield” or “junk bonds.” These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments.

Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms. The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value (“NAV”). Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Fund would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

The market prices of debt securities generally fluctuate with changes in interest rates so that the Fund’s NAVs can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. Subject to U.S. Securities and Exchange Commission (“SEC”) restrictions, the Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by the Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by the may not be registered under the 1933 Act, and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

STRUCTURED PRODUCTS. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

TAXABLE OBLIGATIONS. The Fund may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes, although the Fund may not be eligible to pass through to shareholders the state and local tax-exempt character of this income.

TRUST PREFERRED SECURITIES. The Fund may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) generally treats capital securities as debt.

U.S. GOVERNMENT SECURITIES. The Fund may invest in bills, notes and bonds issued or guaranteed by the United States Department of the Treasury (“U.S. Treasury”). Such obligations are supported by the full faith and credit of the U.S. government. The Fund may also invest in such securities and in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. government, such as obligations of the Government National Mortgage Association and the Export-Import Bank of the United States; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency’s securities; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” Freddie Mac and Fannie Mae entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of Freddie Mac and Fannie Mae mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

The Fund may also invest in zero coupon U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. For a discussion of zero-coupon securities, please see “ZERO COUPON SECURITIES” below.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the credit criteria used by the Fund’s Adviser for commercial paper. the Fund’s Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” the Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.

VARIABLE AND FLOATING RATE NOTES. The Fund may acquire variable and floating rate notes subject to its investment objective, policies, and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Adviser with respect to the Fund under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Adviser with respect to the Fund will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

ZERO COUPON SECURITIES. The Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. There are many forms of zero-coupon securities. Some are issued as a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest-bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities. The Fund may invest in zero coupon U.S. Government Securities.

EQUITY SECURITIES. The Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions and political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Equity securities are subject to several risks that can affect their value, yield, and overall return. Listed below are the primary risks associated with investments in equity securities.

●	Market Risk (Systematic Risk) - The risk that the value of equity securities will decline due to general market conditions, including changes in interest rates, economic downturns, geopolitical events, or market volatility can affect the entire stock market.

●	Company-Specific Risk (Unsystematic Risk) - The risk that factors specific to an individual company, such as poor management decisions, poor earnings performance, operational inefficiencies, or product recalls or competitive position, will adversely impact its stock price.

●	Industry Risk -The risk that factors affecting a specific industry, such as regulatory changes, technological disruptions, or shifts in consumer.

●	Economic Risk - The risk that macroeconomic factors, such as inflation, recession, or currency fluctuations, will affect the performance of equity securities.

●	Liquidity Risk - The risk that an equity security cannot be sold quickly at a fair price due to a lack of buyers (e.g., micro-cap stocks.

●	Volatility Risk - The risk of significant price fluctuations in equity securities, often measured by standard deviation or beta, increasing the potential for loss.

●	Currency Risk (applies to stocks denominated in foreign securities) -The risk that fluctuations in currency exchange rates will impact the value of foreign equity investments.

●	Dividend Risk - The risk that a company may reduce or eliminate its dividend payments, perhaps because of poor financial performance or a change in corporate strategy, affecting the income generated from the investment.

●	Inflation Risk - The risk that inflation will reduce the real value of an equity investment’s returns, particularly in the short term.

●	Event Risk - The risk that a specific event, such as major lawsuit against the company, a cyberattack, a natural disaster, a corporate scandal, or mergers or acquisitions leading to uncertainty about future performance, will adversely impact a company’s stock price.

●	Valuation Risk - The risk that a company’s growth prospects are overestimated, leading to overvaluation and potential price correct.

●	Interest Rate Risk - The risk that rising interest rates may make equity investments less attractive compared to fixed-income securities, which particularly affects dividend-paying stocks and industries with high capital expenditure.

●	Concentration Risk - The risk of having a portfolio heavily weighted in a single stock, sector, or geography, increasing vulnerability to specific adverse events.

Further discussion of these risks may be included in the discussion of specific equity securities that follows.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

INITIAL PUBLIC OFFERINGS. The Fund may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant losses to the Fund.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to both movements in interest rates and movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. In addition, the Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including “TBA” (to-be-announced) purchase commitments. Proposed Financial Industry Regulatory Authority, Inc. (FINRA) rules would impose mandatory margin requirements on TBA transactions, with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is unclear if these margin requirements will be adopted as proposed.

When the Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund expects that commitments by the Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

FOREIGN INVESTMENT

The Fund may invest in certain debt and equity obligations of foreign issuers, which may pose different risks than investing in U.S. securities of the same type. Such investment may be subject to the following additional risks:

●	Currency Risk (Exchange Rate Risk) - The risk that changes in currency exchange rates will affect the value of investments denominated in foreign currencies. If the foreign currency depreciates against the investor’s home currency, returns may be reduced. Volatile exchange rates can increase investment unpredictability.

●	Political Risk - The risk that political instability or changes in government policies affect investment values.

●	Economic Risk - The risk that a foreign country’s economic conditions, such as inflation, unemployment, or fiscal policies, may negatively impact the value of the foreign investment.

●	Regulatory and Legal Risk -The risk that differences in legal and regulatory frameworks, including differences in securities regulations, tax policies, and disclosure requirements may limit an investor’s understanding or control of the investment.

●	Liquidity Risk - The risk that a foreign security may not be easily tradable, especially in less developed or smaller markets.

●	Market Risk -The risk that foreign stock or bond markets may be more volatile than domestic markets due to smaller market sizes, limited investor participation, or higher speculation. Emerging markets often experience greater market swings; Lack of reliable market data.

●	Cultural and Social Risk - The risk that cultural or social factors in a foreign country might influence consumer behavior, labor markets, or economic performance.

●	Sovereign Risk - The risk that a foreign government may default on its debt obligations or impose restrictions on capital flows.

●	Taxation Risk - The risk that foreign governments may impose higher taxes or change tax laws, impacting investment returns.

●	Currency Controls and Capital Restrictions - The risk that a foreign government might impose controls on the movement of money in and out of the country.

●	Inflation Risk -The risk that high inflation in a foreign country will erode the purchasing power of investment returns. Emerging markets often experience higher inflation volatility.

●	Geopolitical Risk -The risk of adverse events due to geopolitical tensions, such as wars, trade disputes, or sanctions.

●	Accounting and Reporting Risk - The risk arising from differences in accounting standards, financial reporting, and auditing practices in foreign countries.

●	Emerging Market Risk - The specific risks associated with investing in emerging markets, such as greater economic and political instability, less-developed markets, and limited liquidity.

●	Operational and Settlement Risk - The risk of inefficiencies or failures in the settlement, clearing, or trading processes in foreign markets.

The Fund may also invest in stocks, bonds and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges. Permissible investments for the Fund include Canadian Time Deposits (“CTDs”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. The Fund may invest in foreign commercial paper, including Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and securities purchased on foreign securities exchanges. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, available information concerning the issuers may not be as current for unsponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States.

Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value to the Fund of investments in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates. The Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations and the adoption of other foreign governmental restrictions. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. The Fund’s income or gains from investments in foreign securities may be subject to foreign taxes, which reduce the Fund’s return on those securities. Special tax considerations apply to foreign securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. To the extent the Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, the risk that custodian and brokerage costs may be higher, the risk of future adverse political and economic developments, possible seizure, currency blockage, nationalization of foreign investments and the risk of less stringent disclosure standards. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. issuer, as compared to the financial reports of U.S. companies. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue investor claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers and non-U.S. persons is limited. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain Funds will acquire such securities only when a Fund’s Adviser believes the benefits associated with such investments outweigh the risks.

FOREIGN INVESTMENTS. The Fund may invest in foreign equity securities, including emerging markets equity securities. The Fund will only invest in securities of foreign issuers that trade directly on U.S. stock exchanges in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. Such investments can be riskier than U.S. securities investments. Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure. Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. The Fund normally will not hedge any foreign currency exposure.

EMERGING MARKETS. The Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, The Czech Republic, Egypt, Estonia, Greece, Hungary, India, Indonesia, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea,

Taiwan, Thailand, Turkey, Ukraine, United Arab Emirates and Zambia. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and, as a result, it may be difficult to access the value or prospects of an investment in such issuers.

ASSET-BACKED AND RELATED SECURITIES AND RELATED RISKS. The Fund may invest in asset-backed securities. An asset-backed security is a fixed-income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages and credit card receives) and collateralized mortgage obligations and collateralized debt obligations, certain of which are described in more detail below.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage -backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and Federal Home Loan Banks), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable. When worldwide economic and liquidity conditions deteriorated in 2008, mortgage-backed securities became subject to greater illiquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities increased from 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated.

Collateralized Mortgage Obligations (“CMOs”). The Funds may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

Collateralized Loan Obligations (“CLOs”). CLOs are financial instruments that are typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans., and package the m into securities that are sold to investors. These instruments are a type of structured credit product, where the loans serve as the underlying assets. These loans are typically made to companies with below-investment-grade credit rating. Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The CLO is divided into or tranches, based on risk and return profiles. “Senior Tranches” have the first claim on cash flows and are therefore the safest, but offer lower returns. “Mezzanine Tranches” carry moderate risk and offer higher returns. The “Equity Tranche” is the riskiest layer with the last claim on cash flows but the highest potential returns. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Certificates for Amortizing Revolving Debt (“CARDs”). CARDs represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the Cards’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the Cards’ balance. This method results in especially fast amortization.

Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Fund will be subject to the same quality requirements as other securities purchased by the Fund. For purposes of calculating Annual Fund Operating Expenses in the Prospectuses, structured products such as asset-backed securities are not included.

REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investments in REITs also involve risks associated with an issuer with limited financial resources as well as infrequent or limited trading risk.

DERIVATIVE SECURITIES. The Fund may invest in certain derivative instruments. A derivative is a financial instrument whose value is derived from the performance of an underlying asset, index, or benchmark. These contracts involve two or more parties and can be traded on exchanges or over-the-counter (OTC). Common underlying assets include stocks, bonds, commodities, currencies, interest rates, and market indexes. Derivatives are commonly categorized into four main types:

●	Futures Contracts, which are agreements to buy or sell an asset at a specified price on a future date;

●	Options, which are contracts granting the buyer the right, but not the obligation, to buy (call) or sell (put) an asset at a specific price within a certain timeframe;

●	Swaps, which are agreements to exchange cash flows or financial instruments, such as interest rate swaps or currency swaps;

●	Forwards, which are similar to futures but privately negotiated and not standardized or traded on exchanges.

Derivatives are predominantly used for the following purposes:

●	Hedging: Managing risk by offsetting potential losses in another investment.

●	Speculation: Taking positions to profit from expected movements in the underlying asset’s price.

●	Arbitrage: Exploiting price differences in different markets for the same asset.

Risks of Investing in Derivatives

Derivatives carry significant risks, often amplified due to their leverage and complexity. The primary risks of investing in derivatives are the following:

Market Risk - The risk that the value of the underlying asset will move against the position in the derivative, leading to losses.

Leverage Risk - Derivatives often require only a small initial investment (margin), but they control a much larger position, amplifying both gains and losses. Small price changes in the underlying asset can result in significant losses.

Counterparty Risk (Applies To: Swaps and forwards, which are not traded on centralized exchanges) - The risk that the other party in a derivative contract (e.g., in over-the-counter [OTC] derivatives) will default on its obligations.

Liquidity Risk - The risk that a derivative cannot be traded or exited at a fair price due to low market activity.

Pricing and Valuation Risk - The risk that a derivative’s fair value is mispriced due to complexity, lack of transparency, or incorrect valuation models. Mispricing can lead to unexpected losses or missed profit opportunities.

Regulatory Risk - Changes in laws, rules, or regulations may impact the use, pricing, or availability of derivatives.

Operational Risk - The risk of loss due to inadequate systems, human error, or technical failures in managing derivative transactions.

Interest Rate - Changes in interest rates can significantly affect the value of derivatives linked to bonds or other fixed-income securities.

Currency Risk - Fluctuations in exchange rates can impact derivatives tied to foreign currencies.

Complexity and Lack of Transparency - Some derivatives, especially structured or exotic products, are highly complex and difficult for investors to fully understand. Misunderstanding the risks or mechanics can lead to significant losses.

Systemic Risk - The interconnected nature of derivatives markets can amplify financial instability during crises, potentially leading to market-wide disruptions. The 2008 financial crisis was exacerbated by the widespread use of credit default swaps (CDS).

FUTURES CONTRACTS AND RELATED OPTIONS. Futures Contacts are standardized agreements to buy or sell an asset at a predetermined price on a specific future date. These contracts are traded on exchanges and are commonly used for hedging or speculative purposes.

The Fund may invest in a de minimis amount of futures contracts and options thereon. Futures contracts obligate the Fund, at maturity, to buy or sell a specified quantity of an asset, index or rate, such as securities, a securities index or a foreign currency at a specified time and price. The Fund may enter into a futures contract to hedge the value of its securities portfolio as a whole or to protect against declines in the value of securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings, interest rates (including the Federal Funds Rate) or foreign currency exchange rates. Futures contracts are traded on an Exchange, so that, in most cases, either party can close out its position on the Exchange for cash, without delivering the security or commodity or otherwise selling the contract. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. In addition, the Fund may be required to make delivery of the assets underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

The margin required for a futures contract is set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant and may be modified during the term of the contract. Margin requirements on foreign exchanges made be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds may earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would own the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Successful use of futures by the Fund is also subject to an Adviser’s ability to correctly predict movements in the direction of the markets. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. There can be no guarantee that there will be a correlation between price movements in the hedging instruments and in the Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a hedge not to achieve its objectives.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom the Fund has an open position in a futures contract or related option and the risk that such a broker or clearing house may be unable or unwilling to meet its obligations. Futures contracts are centrally cleared and involve risks similar to those associated with the clearing of swaps. See “Swaps” above.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, and the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments. Furthermore, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the Fund.

COVERED CALL OPTIONS. The Fund may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options may be listed on a National Securities Exchange (“Exchange”) and cleared by the Options Clearing Corporation or may be entered into bilaterally with counterparties off-exchange in over-the-counter transactions. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. Subject to its investment objective and policies, the Fund may write covered call options for hedging and risk management purposes and to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Fund’s Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option on a security gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until (in the case of an “American-style” option) or at a specified time on (in the case of a “European-style” option) a certain date (the expiration date). If the buyer of the option exercises the option, the writer of the option is either required to deliver the underlying security (in the case of physically-settled options) against payment of the exercise price or pay the difference between the price of the underlying security on the exercise date and the exercise price (in the case of cash-settled options). This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of an exchange-traded physically-settled call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to a physically settled American-style option, the Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (typically, the close of the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to bear market risk on the security. This could result in higher transaction costs.

The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

SWAP-BASED DERIVATIVES. Swaps are agreements between two parties to exchange sequences of cash flows over a set period. The most common types are interest rate swaps, currency swaps, and credit default swaps, which are used to manage exposure to fluctuations in interest rates, currency exchange rates and credit risk respectively. Permissible Fund investments in the Swaps category include the following:

The Fund may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, credit default and index credit default, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The Fund may enter into swap transactions for any legal purpose consistent with the respective Fund’s investment objective and policies, such as for the purpose of attempting: to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a potentially more economical way.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods typically ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap (known as a “swaption”), upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., SOFR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a single net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Derivative transactions may be more volatile than many other types of instruments.

The use of swap transactions involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund may be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into any swap transaction unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but there is no assurance that the Fund will succeed in enforcing contractual remedies.

The liquidity of swap transactions will be determined in accordance with guidelines established by the Adviser and approved by the Board of Trustees which are based on various factors, including (1) contractual rights of the Fund to terminate transactions within seven days, (2) the availability of dealer quotations, (3) the estimated transaction volume for the instrument, (4) the number of dealers and end users for the instrument in the marketplace and the level of market making by dealers in the type of instrument, (5) the nature of the instrument (including any right of a party to terminate it on demand) and (6) the nature of the marketplace for trades(including the ability to terminate, assign or offset the Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of any clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

CREDIT-BASED DERIVATIVES. A credit-based derivative is a financial contract that enables parties to transfer credit risk associated with a borrower or debt instrument without transferring the underlying asset itself. This allows lenders or investors to manage their exposure to potential defaults or credit events.

CREDIT DEFAULT SWAPS (“CDSs”). The Fund may enter into CDSs. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (e.g., a downgrade or default) occurs. In a physically-settled CDS, this value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) from the buyer to the seller. If the Fund is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

INVESTMENTS IN OTHER FUNDS.

INVESTMENT COMPANIES. The Fund may acquire the securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs and business development companies (as discussed above), or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted under the 1940 Act and consistent with their respective investment objectives and strategies. Except as noted below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (collectively, the “3-5-10 Limitations”). Any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of Rule 12d1-1 under the 1940 Act. SEC Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2022, is designed to streamline and enhance the regulatory framework for funds of funds arrangements. Rule 12d1-4 permits acquiring funds to invest in the securities of other registered investment companies in excess of the 3-5 -10 Limitations, subject to certain conditions. In connection with this rule, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and are reflected in the Annual Fund Operating Expenses table in the Fund’s prospectus.

The Fund may invest in investment companies that invest primarily in debt securities.

EXCHANGE-TRADED FUNDS (“ETFs”). The Fund may invest in ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price, performance and dividend yield of an index or a group of stocks in a particular geographic area.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held \in trust, less fees and expenses of the trust.

An investment in an ETF offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses.

Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Since ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% total assets (the “3-5 -10 Limitations”). The Funds may invest in certain ETFs in excess of the 3-5 -10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

BUSINESS DEVELOPMENT COMPANIES (“BDCs”). The Fund may invest in BDCs, which typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are taxed as regulated investment companies under the Code. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed decision. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

ADDITIONAL DISCLOSURE REGARDING RISKS

LEGAL AND REGULATORY RISK. Legal, tax, and regulatory changes may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or U.S. Treasury, the U.S. Commodity Futures Trading Commission (the “CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund to trade in securities could have a material adverse impact on the Fund’s performance.

In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the FDIC, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. For more information, please see “Derivatives Regulation” below.

Because the Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC, the Adviser of the Fund (which is a “Pool” for CFTC purposes) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Pool will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Adviser believes that a Pool’s investments in commodity interests exceed the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to that Pool. The Adviser’s eligibility to claim the exclusion with respect to a Pool will be based upon, among other things, the level and scope of a Pool’s investment in commodity interests, the purposes of such investments and the manner in which the Pool holds out its use of commodity interests. The Pool’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Pool in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Pool’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Pool, the Pool’s expenses may increase, adversely affecting that Pool’s total return, and the commodity pool operators (“CPOs”) of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

The CFTC and domestic futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if indifferent accounts, must be aggregated for purposes of complying with speculative position limits, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Sterling Capital and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of Sterling Capital may have to be modified and that positions held by the Funds that Sterling Capital advises may have to be liquidated in order to avoid exceeding such limits, Sterling Capital (acting in its capacity as investment manager of the Fund) believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund and each respective Fund’s ability to pursue its investment strategies. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategies.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority-owned affiliate of the sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.

Investors should also be aware that some EU-regulated institutions (such as banks, certain investment firms, and managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and in certain cases the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. In addition, in respect of securitization transactions the securities of which are issued on or after January 1, 2019, there is a direct requirement on the originator, sponsor or original lender of the securitization to make the required credit risk retention. Although the requirements do not apply to the Fund directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably for a variety of reasons, including general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The Fund may also be subject to inverse market risk, the particular type of market risk associated with investments that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

MANAGEMENT RISK. The Fund is subject to management risk because it relies on Sterling Capital to achieve its investment objective. The Fund runs the risk that Sterling Capital’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. Sterling Capital also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. There can be no assurance that key Sterling Capital personnel will continue to be employed by Sterling Capital. The loss of their services could have an adverse impact on Sterling Capital’s ability to achieve the Fund’s investment objective.

MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. In addition, the Fund is subject to the risk that geopolitical events, such as political, social or financial instability, civil unrest, and other political developments, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers or “trade wars”, may negatively affect the Fund’s investment in issuers located in, doing business in, or with assets relating to a market effected by such geopolitical event. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Fund. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine Sterling Capital’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect the Fund’s investment program, as well as the rates or indices underlying the Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce omissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty surrounding the sovereign debt of several European Union countries, as well uncertainty surrounding as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund or issuers in which the Fund invests. In addition, issuers in which the Fund invests and the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fail.

The United Kingdom formally withdrew from the European Union (commonly known as “Brexit”) on January 31, 2020. The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economy and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Many financial instruments used a floating rate based on London Interbank Offered Rate (“LIBOR”), which was the offered rate for short-term Eurodollar deposits between major international banks. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in response to these new rates, but questions around liquidity in new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be fully known.

The transition away from LIBOR and the use of replacement rates may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, Russia’s invasion of Ukraine beginning in late February 2022, and subsequent related events, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, issued broad-ranging economic sanctions against Russia, including, among other sanctions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (commonly referred to as “SWIFT”), the electronic banking network that connects banks globally; and restrictive measure to prevent the Russian Central Bank from undermining the impact of the sanctions. Those events, including sanctions and the potential for future sanctions, including any affecting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, have adversely affected the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that affect the value of Russian investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. In addition, trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down. Events such as these and their impact on the Fund is difficult to predict.

Likewise, natural and environmental disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of COVID-19), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008), if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this SAI and in the Prospectuses will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment program and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

TEMPORARY DEFENSIVE POSITIONS. If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements. The Fund may not achieve its investment objective as a result of taking any temporary defensive position.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. As a result, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

OTHER INVESTMENT COMPANIES

Generally. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”).

The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Risks of Investment Companies. The 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for regulated investment company tax treatment under subchapter M of the Code (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a regulated investment company (“RIC”) must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a registered investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds. Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds. ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the ETF. ETF shares are only redeemable from an ETF in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

SHORT-TERM MONEY MARKET INSTRUMENTS

Generally. The Fund may invest in U.S. short-term money market instruments.

Short-term Money Market Instruments. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s (or paper of comparable quality as determined by the Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

LENDING PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

CYBER SECURITY RISK

Risks of Cyber Security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

COMMODITIES

Risks of Commodities. Companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The prices of commodities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in the prevailing interest rates. Conversely, during those same periods, the prices of certain commodities, such as oil and metals, have historically tended to increase. However, there can be no guarantee of such performance in the future.

MARKET EVENTS

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline, sometimes rapidly. due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. The market price of equity securities and other types of investments may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously

Stresses associated with the 2008 financial crisis in the United States and global economies peaked near the end of that decade, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, such as wars, pandemics and epidemics, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Prices of securities that the Fund holds may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of equity securities and other types of investments may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Fund’s investments are also subject to inflation risk, which is the risk that the value of the Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

INVESTMENT LIMITATIONS

NOTE REGARDING FUNDAMENTAL INVESTMENT RESTRICTIONS.

Certain relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC.

Under the 1940 Act, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries. For purposes of the concentration policies described above, the Fund generally determines industry classifications for purposes of these policies in reference to issuer-assigned GICS codes provided to the Fund by unaffiliated third-party vendors (“GICS Codes”) and, the Fund treats each industry represented by a distinct 6-digit GICS Code as a separate “industry.” In addition, the Fund does not consider investment companies to constitute an “industry.” Rather, a Fund will “look-through” investments in investment companies to the underlying securities held by such investment companies when determining fund exposure to a particular industry.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Fund takes the position that such securities do not represent interests in any particular “industry” or group of industries.

The 1940 Act also limits the amount that the Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies (the “3-5 -10 Limitations”). SEC Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2022, is designed to streamline and enhance the regulatory framework for funds of funds arrangements. Rule 12d1-4 permits acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with this rule, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective as of January 19, 2022.

The 1940 Act restricts the ability of any registered fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by a Fund’s investment policies, and the Fund may not make loans to persons who control or are under common control with a Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.

Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Fund will not borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto. With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

Diversification: The Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Call Options and Put Options: The Fund will not write or purchase call options or purchase put options.

The Fund may:

Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Limitations

The Fund’s investment objective is Non-Fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

The Fund has adopted the following Non-Fundamental investment restrictions which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in the Fund’s Non-Fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness. The Fund may not:

(1)	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)	Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

80% Investment Policy

In accordance with the SEC’s “Names Rule” requirements, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the following:

1.	“Core” Investments in Investment-Grade Bonds:

○	The Fund defines “investment-grade bonds” as securities that are rated in one of the four highest rating categories (AAA, AA, A or BBB) by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase. If a bond is not rated, the portfolio manager will determine if the bond is of comparable quality.

○	The Fund may continue to hold securities that are downgraded below investment grade after purchase, if the adviser determines it is in the best interest of shareholders to retain such securities.

2.	“Enhanced” Investments in High-Yield, High-Risk Bonds:

○	The Fund may invest in bonds rated below investment grade (commonly referred to as “junk bonds”) to enhance performance. These investments are subject to higher credit risk, greater volatility, and potential illiquidity compared to investment-grade bonds, but also generally provide a higher yield than higher rated securities of similar maturity. Issuers of these securities may not be as strong financially as those issuing higher rated securities.

The Fund will regularly monitor its holdings to ensure compliance with this 80% investment policy. If the Fund falls out of compliance due to market fluctuations, downgrades, or other factors, it will take appropriate action to return to compliance within a reasonable period, not exceeding 30 calendar days.

Temporary Investments

During periods of adverse market conditions, portfolio rebalancing, or high levels of shareholder redemptions, the Fund may temporarily invest in cash or cash equivalents, such as Treasury securities or money market instruments, which may cause the Fund to deviate from its 80% policy. These periods are expected to be short-term and will not exceed 30 consecutive days without board approval.

TRUSTEES AND OFFICERS OF THE TRUST

A.       General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 17 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992; Board Member, Fortuna Bank (currently in formation).

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions

Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s): Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).

Tiffany R. Franklin Birth Year: 1975 SECRETARY Began Serving: March 2024

Principal Occupation(s): Legal Administration Manager, Ultimus Fund Solutions, LLC (April 2024 to present).

Previous Position(s): Senior Paralegal, Ultimus Fund Solutions, LLC (January 2016 to April 2024); Assistant Secretary, Capitol Series Trust (September 2018 to March 2024 and September 2013 to December 2015); Secretary, Capitol Series Trust (December 2015 to September 2018).

Timothy Shaloo Birth Year: 1970 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2024

Principal Occupation(s): AVP, Compliance Officer, Northern Lights Compliance Services, LLC (September 2023 to present).

Previous Position(s): Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 - 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021).

B. Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Ms. Lori Kaiser – Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. She is also a Board Member of Fortuna Bank, which is currently in formation. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks – Ms. Meeks has 45 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee and as Chairperson of the Senior Living Subsidiary Board Committee. She previously served on the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks has served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks served on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

C.       Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian, and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks, and Ms. Mary Madick. Accordingly, all of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

The Trust’s Audit Committee generally meets at least quarterly. The Audit Committee reviews reports provided by administrative service providers, legal counsel, and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended September 30, 2024, the Audit Committee met 6 times, none of which involved matters specifically relating to the Fund because the Fund was not yet operational. For the fiscal year ended September 30, 2024, the Nominating Committee did not meet and the Valuation Committee met 4 times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and subadvisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and Subadviser whose contracts are up for renewal at the next regularly scheduled

Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.       Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2024.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust(1)
Independent Trustees
Walter B. Grimm	None	[$50,001 - $100,000]
Lori Kaiser	None	None
Janet Smith Meeks	None	None
Mary Madick	None	None

(1)	The Trust currently consists of 17 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

Trustee	Compensation from the Fund	2024 Total Compensation From Trust
Independent Trustees
Walter B. Grimm	$0	$[]
Lori Kaiser	$0	$[]
Janet Smith-Meeks	$0	$[]
Mary Madick	$0	$[]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of November 30, 2024, there were no persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) that are DTC members reflecting ownership of 5% or more of the Fund’s outstanding shares because the Fund was not yet operational.

As of February 28, 2025, the Trustees and Officers of the Trust as a group did not own any shares of the Fund because the Fund was not yet operational.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Adviser

Sterling Capital Management LLC, 4350 Congress Street, Suite 1000, Charlotte, North Carolina 28209, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation.

Investment Advisory Agreement and Fees

Under the investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”), the Adviser, at its own expense, is responsible for furnishing a continuous investment program for the Fund and makes investment decisions on its behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust Agreement and By-Laws, and the 1940 Act. In addition, the Adviser is required under the Investment Advisory Agreement to make decisions consistent with the Fund’s investment objectives, policies, and restrictions as set forth in the Prospectus and this SAI, and such policies and instructions as the Trustees may, from time to time, establish.

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability for any error of judgment, or mistake of law, or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Adviser.

The Investment Advisory Agreement further provides that the Adviser shall be responsible for: (i) the Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

The Investment Advisory Agreement may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days’ written notice, or by the Adviser on 90 days’ written notice. The Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

.

The Investment Advisory Agreement provides for an initial term of two years. Thereafter, the Investment Advisory Agreement shall continue from year to year so long as such continuance is approved at least annually with respect to the Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

For its services, the Adviser is paid a fee by the Trust, which fee is calculated daily and paid quarterly, at an annual rate of [0.39%] of the Fund’s average daily net assets.

Pursuant to the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses such as litigation and indemnification expenses). The Fund bears other fees and expenses that are not covered by the Investment Advisory Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Investment Advisory Agreement between the Trust and the Adviser was approved by the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on December 10-11, 2024. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement will be included in the Fund’s semi-annual report to shareholders for the fiscal period ending [_____] [__], 2025.

Because the Fund is not yet operational, the Adviser has not yet earned any fees from the Fund.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Other Accounts Under Management

Unless otherwise noted, the following information about the Fund’s portfolio managers is provided as of September 30, 2024, and no “Other Account” described below has an advisory fee that is based on the performance of that account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets
Mark M. Montgomery
Peter L. Brown
Robert Brown

Ownership of Fund Shares

Because the Fund was not yet operational as of February 1, 2025, the portfolio managers did not beneficially own any shares of the Fund as of that date, as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of February 1, 2025
Mark M. Montgomery	$0
Peter L. Brown	$0
Robert Brown	$0

Portfolio Manager Compensation

Sterling Capital offers each of its investment professionals a compensation plan which can be comprised of three components: (1) base salary, which is fixed and linked to job function, responsibilities, and experience; (2) incentive compensation, which varies based on investment performance and other factors determined by the executive management of Sterling Capital; and (3) a percentage of firm profits or revenues, which varies based on factors determined by executive management. Incentive compensation is based on (i) the pre-tax performance of the strategies managed by the portfolio manager in comparison to benchmarks appropriate for such strategies and/or in comparison to relevant peer groups (e.g., Bloomberg, FTSE Russell, ICE, Lipper, Morningstar, etc.) over pre-determined time periods (e.g., a combination of 1- and 3-year returns), and (ii) other objective or subjective criteria determined by executive management, which may include firm/department leadership, management of personnel, risk management/compliance results, and overall firm or group contribution. Investment professionals’ compensation may also include a share of the revenues earned from a particular strategy or from a particular team, any such allocation to be approved by executive management. Any profit interests awarded to a portfolio manager would be based on the determination of executive management, which may consider a number of factors in the granting of such awards, including long-term performance, firm/department leadership, potential for generating future growth of the firm, and other objective or subjective criteria that may be set by executive management.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Fund. The Managed Accounts might also have different investment objectives or strategies than a Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.

Sterling Capital manages portfolios for multiple institutional, individual, and mutual fund clients. Each portfolio has its own set of investment objectives and investment policies that may differ from those of a Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, a particular portfolio may contain different securities than a Fund, and investment decisions may be made in other accounts that are different than the decisions made for a Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are, or have the potential to be, higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm. In addition, Sterling Capital will serve as investment adviser to portfolios where it or its affiliates or related persons provided the initial investment or seed capital for a new investment portfolio.

As an independently-operated subsidiary of Guardian Capital LLC and an indirect, wholly-owned subsidiary of Guardian Capital Group Limited (“Guardian”), Sterling Capital is affiliated with various advisers and other financial entities under common ownership with Guardian. From time to time, Sterling Capital may engage in business activities with some of these companies, subject to Sterling Capital’s policies and procedures governing how it handles conflicts of interest. These activities may from time to time give rise to conflicts of interest in the allocation of investment opportunities among clients.

Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address potential conflicts of interest, Sterling Capital has adopted and implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”) is the administrator and fund accountant for the Fund pursuant to a Master Services Agreement. As compensation for the foregoing services, Ultimus receives a fee, accrued daily, and paid monthly by the Adviser from the management fee. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”) is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report. BBH is located at 50 Post Office Square, Boston, MA 02110.

Compliance Consulting

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS an annual base fee, plus an asset-based fee computed at an annual rate. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.” The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Aggregations

Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Independent Registered Public Accounting Firm

[         ] serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statements.

Legal Counsel

Practus, LLP is counsel to the Trust and its independent Trustees and will pass upon the legality of the shares offered hereby.

Supplemental Payments to Financial Intermediaries

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of the Distributor, the Adviser and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Distributor, the Adviser, and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Adviser, and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Adviser, and their affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Distributor, the Adviser, and their affiliates also may provide, at their expense, meals, and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund sell and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of [25,000] shares for the Fund. The Board may declare a split or a consolidation in the number of shares outstanding of the Fund or Trust and make a corresponding change in the number of shares in a Creation Unit.

AUTHORIZED PARTICIPANTS

Only Authorized Participants that have entered into agreements with the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$[ ]	[ ] basis points (_._%)

*	As a percentage of the amount invested.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

THE CLEARING PROCESS

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

FOREIGN SECURITIES

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

PURCHASING CREATION UNITS

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or its agent through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.” The Fund may enter into other types of Custom Orders.

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, funds with hard-to-find securities, particularly fixed-income funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund reserves the right to settle redemption transactions on a basis other than T+2 but by T+7, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market. In addition, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

REDEEMING A CREATION UNIT

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or an agent through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00

p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank, or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu, and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu, and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

BROKERAGE TRANSACTIONS

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Adviser will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Adviser may have to execute portfolio transactions on behalf of the Fund.

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser does not currently use the Fund’s assets in connection with third party soft dollar arrangements, but the Adviser reserves the right to do so in the future.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

Because the fund has not yet commenced operations, as of January 31, 2024, the Adviser has not yet directed any brokerage transactions to brokers, and the Fund does not own securities of regular broker/dealers.

TRADE ALLOCATION

Investment decisions for the Fund and other clients of the Adviser are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.

A security may be bought or sold by the Adviser for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. To the extent that multiple clients are purchasing or selling a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for each Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. Each Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Under the Trust Agreement, the Trustees have the power to liquidate any Fund without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the shareholders.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its

DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to any Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

PROXY VOTING POLICY

The Trust and the Adviser have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser in relation to the securities purchased by the Adviser. Proxies will be voted in accordance with the Adviser’s proxy voting policies, subject to the supervision of the Board.

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, and the interests of the Fund (a “Conflict”), the Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtaining the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a

Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

The Adviser’s proxy voting policies and procedures have been implemented to ensure that the Adviser votes in the best interest of clients and address any material conflicts that may arise during the voting process. The responsibilities of proxy voting have been assigned to the Adviser. The Committee’s duties consist of analyzing proxy statements of issuers whose stock is owned in the client accounts. The Adviser’s proxy voting is based on its experience with voting corporate governance issues. Each proxy will be considered based on the relevant facts and circumstances. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is one of the factors considered in determining how proxies should be voted.

The proxy voting policies of the Trust and Adviser are included in Appendices B-1 and B-2 herein respectively.

Proxy Voting Report

The Fund commenced operations on or about March [   ], 2024. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th is available: (1) without charge, upon request, by calling (888) 637-7798 toll free; by sending an email request to Fulfillment@ultimusfundsolutions.com; (3) by visiting the Fund’s website at www.sterlingcapital.com/etf; and (4) on the SECs website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE PRACTICES

The disclosure policy of the Fund and the Adviser generally prohibits the disclosure of portfolio holdings information to any investor or third party before the same information is made publicly available. Employees of the Adviser and certain affiliates have ongoing access to nonpublic information concerning the Fund’s portfolio holdings and are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades. Firms that provide administration, custody, financial, accounting, legal, or other services to the Fund may receive nonpublic information about Fund portfolio holdings as needed for purposes relating to their services. Service providers are subject to a duty of confidentiality whether by contract, internal policies or procedures, and/or pursuant to the requirements of a professional code.

Consistent with the portfolio holdings disclosure policy adopted by the Board, the Fund publicly discloses on each Business Day, prior to the opening of regular trading on the Exchange, on the Fund’s website, certain information relating to the portfolio securities that will form the basis for the Fund’s calculation of NAV at the end of that Business Day. Consistent with this policy, the Fund may make available through the facilities of the NSCC or through posting on www.nightviewfund.com, prior to the opening of trading on each Business Day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, the “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.sterlingcapital.com/etf after the close of markets in the U.S.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

CODES OF ETHICS

Each of the Trust, the Adviser, and the Distributor maintains a Code of Ethics which permits the Trustees, officers, and certain employees of the Adviser and the Distributor, as applicable, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain pre-clearance and blackout provisions that minimize potential conflicts of interest.

Although they do permit these persons to trade in securities, including those in which the Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. Copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities. Because the Fund has not yet commenced operation, it does not yet have a historical portfolio turnover rate. The Adviser expects the portfolio turnover rate for the Fund’s first fiscal year to be less than 75% of the average value of its portfolio.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV per share as of the close of the Exchange (normally 4:00 p.m. Eastern Time) on each Business Day. The NAV per share is calculated by dividing the value of the net assets of the Fund (e.g., value of total assets minus total liabilities) by the total number of shares outstanding.

To calculate the Fund’s NAV per share, the Trust follows valuation procedures approved by the Board. Pursuant to these procedures, the Trust relies on certain security pricing services to provide current market values for the Fund’s portfolio securities. These security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities traded on a national securities exchange or in the over the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the Exchange (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Investments in other open-end investment companies are valued at NAV (except ETFs which are valued consistent with the pricing process for equity securities). In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available.

STATUS AND TAXATION OF THE FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership, and disposition of shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Tax Consequences”.

This summary assumes that the Fund shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in shares to Fund shareholders holding shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero-coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent (4%) excise tax on certain undistributed income if such Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously distributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends-received deduction.

Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying shares just prior to a distribution should be aware that, although the price of the shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of shares is treated generally as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

In-Kind Creation Unit Issues and Redemptions. On an issue of shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market where the creation is conducted in-kind by deposit of Deposit Securities value (at issue) of the issued shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general, if the Fund shareholder is not a U.S. citizen or resident or if the Fund shareholder is a foreign entity, such Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of shares or an exchange of such shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.

Under the Foreign Account Tax Compliance Act (i.e., FATCA), foreign shareholders will be subject to U.S. withholding tax of 30 percent on all U.S. source income (including all dividends from the Fund), and beginning in 2019, on gross proceeds from the sale of U.S. stocks and securities (including the sale of shares), unless they comply with certain reporting requirements.

Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or tax authority in the institution’s own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income, if any, on an annual basis, and will distribute its net realized capital gains, if any, at least annually.

Dividend Reinvestment

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

FINANCIAL STATEMENTS

Financial statements are not available because the Fund had not commenced operations prior to the date of this SAI. Financial statements and annual reports will be available after the Fund has completed a fiscal year of operations. When financial statements are available, you can obtain a copy of the Fund’s Annual Report and/or Semi-Annual Report without charge by calling Shareholder Services at (888) 637-7798 or upon written request to:

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

  APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Long-Term Debt Ratings

Aaa: - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: - Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: - Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: - Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: - Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: - Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch Investors Service, Inc. Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.= Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

APPENDIX B1

Capitol Series Trust

Proxy Voting Policies and Procedures

CAPITOL SERIES TRUST

4.3 Proxy Voting Policies and Procedures

November 19, 2013

I.       INTRODUCTION

Capitol Series Trust (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Trustees (the “Board”), acting on behalf of the Trust and each of its series (each a “Fund” and collectively, the “Funds”), has the right and the fiduciary obligation to vote proxies relating to the Funds’ portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these “Policies and Procedures”).

II.       POLICY

A.	DELEGATION TO THE INVESTMENT ADVISER.

1.	The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the investment adviser for the Fund (each an “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.	The policy of the Trust is also to adopt the policies and procedures used by the Adviser to a Fund to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.	The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.	The Adviser shall be responsible for coordinating the delivery of proxies by a Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

B.	DELEGATION TO SUB-ADVISORS. An Adviser to a Fund may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub- Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

III.       FIDUCIARY DUTY

The Adviser of a Fund is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

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IV.       PROXY VOTING PROCEDURES

A.	ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.	ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, each Adviser to a Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.	RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser to a Fund, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.	Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.	Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

b.	Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

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V.       REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.       ANNUAL FILING OF PROXY VOTING RECORD

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.       PROXY VOTING DISCLOSURES

A.	The Trust shall include in its registration statement:

1.	A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.	The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.	A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.	A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

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APPENDIX B2

Sterling Capital Proxy Voting

Policies and Procedures

1. Scope

Rule 206(4)-7 of the Investment Advisers Act of 1940, as amended (the Advisers Act) requires Sterling Capital Management LLC (Sterling or the Firm) to adopt, maintain and annually review policies and procedures reasonably designed to prevent violation of the Advisers Act and the rules thereunder.

2. Policy

2.1. Proxy Voting

When Sterling has proxy voting authority for securities held in client accounts, Sterling has an obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Sterling’s investment management agreement generally states that decisions on the voting of proxies are made by Sterling regarding discretionary assets unless the client otherwise reserves the right to vote. To comply with Rule 206(4)-6 of the Adviser Act (the Proxy Voting Rule), Sterling:

●	Adopted and implemented this Policy and the SCM Proxy Voting Procedures which are reasonably designed to ensure that Sterling votes proxies in the best interests of its clients;

●	Ensures that the written policies and procedures address material conflicts that may arise between the interests of Sterling and its clients;

●	Describes proxy voting policies and procedures to clients in Sterling’s Form ADV 2A and upon request furnishes a copy of the policies and procedures to the requesting client;

●	Discloses to clients how to obtain information from Sterling about how we voted their proxies.

2.1.a. Proxy Group

Sterling’s Proxy Group is responsible for establishing policies and procedures designed to enable Sterling to ethically and effectively fulfill its fiduciary obligation to vote all applicable proxies on behalf of client accounts. The Proxy Group is responsible for reviewing and reaffirming the Proxy Voting Guidelines. In addition, the Proxy Group reviews this Policy at least annually and reviews the proxy voting process, including the engagement of a service provider, to ensure it is running effectively and in accordance with this Policy.

2.1.b. Engagement of a Service Provider

The Proxy Group has engaged an Industry Service Provider (ISP) to: (i) provide research and vote recommendations; (ii) perform administrative tasks of receiving proxies and proxy statements; (iii) submit votes on behalf of Sterling; (iv) retain proxy voting records and information; and (v) report to Sterling on its activities. Sterling retains final authority and fiduciary responsibility for the voting of proxies. The Proxy Group has adopted the ISP’s Proxy Guidelines (the Guidelines). By following the ISP’s Guidelines, Sterling seeks to mitigate potential conflicts of interest Sterling may have with respect to the proxies.

2.1.c. Overriding the ISP Recommendation

If a Portfolio Manager or Analyst (collectively, Investment Professional) reviews the ISP’s vote

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recommendation and determines that it is in the best interest of Sterling’s clients who hold the security to reject the vote recommendation set-forth by the ISP, the Investment Professional inputs and saves the supporting rationale for voting against the ISP’s recommendation and votes the proxy within the ISP’s web-based application. The vote override will apply to all shares for which Sterling has the authority to vote, except for any security held in a Sterling strategy that contains a specific investment objective for which the vote override should not apply.

2.1.d. Conflicts of Interest

In certain circumstances Sterling may have a relationship with an issuer that could pose a conflict of interest when voting shares of that issuer on behalf of clients. Examples of material conflicts include:

●	An issuer that contributes 5% or more of the Firm’s overall revenues;

●	An issuer that accounts for 5% or more of the Firm’s overall expenses;

●	An issuer where a Sterling Teammate serves on the board;

●	An issuer that is an affiliate of Sterling (e.g., Guardian Capital Group Limited or Affiliated Funds).

If Sterling has a material conflict of interest with the issuer, the proxy will be voted according to the ISP’s recommendation and will not be overridden.

2.1.e. Instances Where Sterling May Not Vote Proxies

Sterling may be unable to vote or may determine to refrain from voting in certain circumstances. The following highlights some potential instances in which a proxy may not be voted:

2.1.e.1. Proxy Voting When a Client No Longer Owns the Security

When Sterling takes over management of an account, the existing securities in the account may be sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling will not vote such proxies as the companies are no longer held in the client’s account and have no economic value for the client.

2.1.e.2. Quorum Blocking Proxy

Sterling may choose not to vote a proxy if it believes it would be the client’s interest to make it difficult for the issuer to obtain a quorum. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.

2.1.e.3. Share Blocking Proxy

Voting in certain countries requires “share blocking”. Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian banks. Sterling may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where Sterling wants to retain the ability to trade shares, Sterling may abstain from voting those shares.

2.1.e.4. Securities Lending

If a client lends securities, Sterling will vote the securities’ shares as reported by client’s custodian. There may be instances, depending on the portfolio, for which Sterling does not vote proxies. In addition, clients may direct a vote for a particular solicitation.

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2.1.e.5. Other Considerations

In limited circumstances, other market specific impediments to voting shares may limit Sterling’s ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut- off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, Sterling votes securities on a best-efforts basis.

2.1.f. Providing Information Regarding Sterling’s Proxy Voting Process

At the beginning of a new client relationship the client is provided with a copy of Sterling’s Form ADV 2A which includes a summary of Sterling’s proxy voting process. The summary indicates that a copy of this Policy is available upon request and includes instructions for requesting a copy of this Policy or information regarding how a client’s proxies were voted.

2.1.g. Annual Report of Proxy Voting Records

All mutual funds, Exchange Traded Funds (ETFs), and other registered companies (collectively, “Funds”) and Institutional Investment Managers are required to file a Form N-PX with the SEC containing the proxy voting record for the most recent 12-month period ending June 30th. Form N- PX must be filed no later than August 31st of each year.

2.3.g.i. Fund Reporting

Every Fund is required to file its proxy voting record and report information for each matter relating to a portfolio security considered at any shareholder meeting held during the reporting period and with respect to which the Fund was entitled to vote.

Sterling obtains the proxy voting record for all votes cast on behalf of the Funds managed by Sterling during the applicable reporting period from the ISP and provides the Form N-PX to the applicable Fund Administrator. The Fund Administrator is responsible for filing the Form N-PX with the SEC via the Edgar system. Sterling posts the voting records, or a direct link to the Form N-PX on Edgar, on the Funds’ website. In addition, shareholders may request a copy of the Funds’ Form N-PX by contacting the number listed in the Funds’ Statement of Additional Information (SAI).

2.3.g.ii. Institutional Investment Manager Reporting

Each person who is an Institutional Investment Manager is required to file its proxy voting record related to executive compensation (or “say-on-pay”) matters for a portfolio security held during the reporting period and with respect to which the Institutional Investment Manager exercised voting power.

Sterling obtains the proxy voting record for all say-on-pay matters for portfolio securities managed by Sterling during the applicable reporting period from the ISP and files, or has a filing agent file, the Form N-PX with the SEC via the Edgar system. In addition, Sterling will provide a client with their voting record upon request.

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PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(a)(17)	Amendment No. 16 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(a)(18)	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(a)(19)	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(a)(20)	Amendment to Appendix B to Trust Instrument dated March 7, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(a)(21)	Amendment to Appendix B to Trust Instrument dated September 12, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(a)(22)	Amendment to Appendix B to Trust Instrument dated October 19, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(a)(23)	Amendment to Appendix B to Trust Instrument dated December 29, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(a)(24)	Amendment to Appendix B to Trust Instrument dated December 10, 2024, as filed with the State of Ohio – to be filed by amendment.

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, and Nightview Capital, LLC on behalf of the Nightview Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 158 on May 31, 2024.)

(d)(2)	Investment Advisory Agreement between the Registrant, and Oak Harvest Investment Services, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 31, 2022, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(d)(5)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 27, 2023, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	Form of Trading Subadvisory Agreement between Nightview Capital, LLC and Exchange Traded Concepts, LLC on behalf of the Nightview Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 158 on May 31, 2024.)

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders, McVeigh Core Equity Fund and Reynders, McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Guardian Capital LP dated July 1, 2024 (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 160 on July 1, 2024).

(d)(14)	Investment Subadvisory Agreement between Guardian Capital LP and Alta Capital Management, LLC, on behalf of the Alta Quality Growth Fund dated July 1, 2024 (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 160 on July 1, 2024).

(d)(15)	Investment Advisory Agreement between the Registrant, on behalf of the Sterling Capital Enhanced Core Bond ETF, and Sterling Capital Management LLC dated December 10, 2024 – to be filed by amendment.

(d)(16)	[Reserved]

(d)(17)	[Reserved]

(d)(18)	[Reserved]

(d)(19)	[Reserved]

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(d)(21)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 9, 2020 and effective January 31, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(d)(22)	Investment Advisory Agreement between the Registrant, on behalf of the Clockwise Capital Innovation ETF, and Clockwise Capital LLC dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(d)(23)	Investment Advisory Agreement between the Registrant, on behalf of the Guardian Capital Fundamental Global Equity Fund, and Guardian Capital LP dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(24)	Sub-Advisory Agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Capital Fundamental Global Equity Fund dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(25)	Investment Advisory Agreement between the Registrant, on behalf of the Fairlead Tactical Sector ETF, and Cary Street Partners Asset Management LLC dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(26)	Investment Sub-Advisory Agreement between Cary Street Partners Asset Management LLC and Fairlead Strategies LLC on behalf of the Fairlead Tactical Sector ETF dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(27)	Investment Advisory Agreement between the Registrant, on behalf of the Hull Tactical US ETF, and HTAA, LLC dated March 7, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(1)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC dated February 1, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(e)(2)	Distribution Agreement between the Registrant, Oak Harvest Investment Services, LLC and Ultimus Fund Distributors, LLC dated October 19, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(e)(3)	[Reserved]

(e)(4)	[Reserved]

(e)(5)	[Reserved]

(e)(6)	[Reserved]

(e)(7)	[Reserved]

(e)(8)	[Reserved]

(e)(9)	[Reserved]

(e)(10)	[Reserved]

(e)(11)	[Reserved]

(e)(12)	[Reserved]

(e)(13)	[Reserved]

(e)(14)	[Reserved]

(e)(15)	[Reserved]

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(17)	[Reserved]

(e)(18)	[Reserved]

(e)(19)	[Reserved]

(e)(20)	[Reserved]

(e)(21)	[Reserved]

(e)(22)	[Reserved]

(e)(23)	[Reserved]

(e)(24)	[Reserved]

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(26)	Distribution Agreement dated December 31, 2019 between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(27)	Amendment No. 1 dated March 6, 2023 to Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC dated December 31, 2019, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(e)(28)	[Reserved]

(e)(29)	Distribution Agreement dated December 31, 2019 between the Registrant, Canterbury Investment Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(e)(30)	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(e)(31)	Amended and Restated Distribution Agreement dated January 28, 2022 between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(e)(32)	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(e)(33)	Schedule B-3 dated March 7, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(34)	Schedule B-5 dated September 12, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Nightview Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 158 on May 31, 2024.)

(e)(35)	Schedule B-6 dated December 11, 2024 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Sterling Capital Enhanced Core Bond ETF – to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co., on behalf of the Oak Harvest Long/Short Hedged Equity Fund dated December 1, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(g)(2)	[Reserved]

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(g)(4)	Amendment dated March 6, 2023 to Custody Agreement between the Registrant and the Huntington National Bank dated October 1, 2015 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	[Reserved]

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(13)	[Reserved]

(g)(14)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(g)(15)	[Reserved]

(g)(16)	Amendment to Custody Agreement between the Registrant and The Huntington National Bank on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund, the Fuller & Thaler Behavioral Mid-Cap Value Fund, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and the Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(g)(17)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(g)(18)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(g)(19)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(20)	Special Custody and Pledge Agreement between the Registrant on behalf of the Hull Tactical US ETF, Interactive Brokers LLC and Brown Brothers Harriman & Co. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(21)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Nightview Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 158 on May 31, 2024.)

(g)(22)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. on behalf of the Sterling Capital Enhanced Core Bond ETF dated December 11, 2024 – to be filed by amendment.

(g)(23)	Special Custody and Pledge Agreement between the Registrant on behalf of the Hull Tactical US ETF, Marex Capital Markets Inc. and Brown Brothers Harriman & Co. dated November 20, 2024 – to be filed by amendment.

(h)(1)	Expense Limitation Agreement dated October 19, 2023 between the Registrant and Oak Harvest Investment Services, LLC with respect to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(2)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(3)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Fundamental Global Equity Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(4)	Expense Limitation Agreement between the Registrant and Alta Capital Management LLC with respect to the Alta Quality Growth Fund dated December 8, 2023 and effective January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(5)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 29, 2024 with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Alta Quality Growth Fund dated July 1, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 160 on July 1, 2024).

(h)(8)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund effective May 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(h)(9)	Expense Limitation Agreement between the Registrant and Oak Harvest Investment Services, LLC with respect to the Oak Harvest Long/Short Hedged Equity Fund dated December 11, 2024, and effective December 30, 2024 – to be filed by amendment.

(h)(10)	Special Custody and Pledge Agreement among the Registrant on behalf of the Oak Harvest Long/Short Hedged Equity Fund, Pershing, LLC, Oak Harvest Investment Services, LLC and Brown Brothers Harriman & Co. dated December 21, 2023 – to be filed by amendment.

(h)(11)	[Reserved]

(h)(12)	[Reserved]

(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	[Reserved]

(h)(15)	[Reserved]

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	[Reserved]

(h)(19)	[Reserved]

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	[Reserved]

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(26)	[Reserved]

(h)(27)	[Reserved]

(h)(28)	[Reserved]

(h)(29)	[Reserved]

(h)(30)	[Reserved]

(h)(31)	[Reserved]

(h)(32)	[Reserved]

(h)(33)	[Reserved]

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund effective May 31, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	[Reserved]

(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	[Reserved]

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	[Reserved]

(h)(45)	[Reserved]

(h)(46)	[Reserved]

(h)(47)	[Reserved]

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(49)	[Reserved]

(h)(50)	[Reserved]

(h)(51)	[Reserved]

(h)(52)	[Reserved]

(h)(53)	[Reserved]

(h)(54)	[Reserved]

(h)(55)	[Reserved]

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	[Reserved]

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	[Reserved]

(h)(61)	[Reserved]

(h)(62)	[Reserved]

(h)(63)	[Reserved]

(h)(64)	[Reserved]

(h)(65)	[Reserved]

(h)(66)	[Reserved]

(h)(67)	[Reserved]

(h)(68)	[Reserved]

(h)(69)	[Reserved]

(h)(70)	[Reserved]

(h)(71)	Expense Limitation Agreement dated December 12, 2019, and effective February 1, 2020 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(72)	Participating Fund Agreement (form of) between the Registrant and ReFlow Fund, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(73)	Participating Fund Agreement between the Registrant and ReFlow Fund, LLC dated February 6, 2020, as amended January 4, 2024, on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(h)(74)	[Reserved]

(h)(75)	[Reserved]

(h)(76)	Fourteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(77)	[Reserved]

(h)(78)	Sixteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(79)	Seventeenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(80)	Eighteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund and Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(81)	Nineteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(82)	[Reserved]

(h)(83)	[Reserved]

(h)(84)	[Reserved]

(h)(85)	[Reserved]

(h)(86)	Twenty-first Amendment dated October 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(87)	Expense Limitation Agreement effective January 31, 2021 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(88)	Securities Lending Agency Agreement between the Registrant and BMO Harris Bank, N.A. on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(89)	[Reserved]

(h)(90)	[Reserved]

(h)(91)	[Reserved]

(h)(92)	Twenty-second Amendment dated March 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund and the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(93)	[Reserved]

(h)(94)	Expense Limitation Agreement dated August 31, 2021 between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(h)(95)	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(96)	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(97)	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(98)	[Reserved]

(h)(99)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(100)	Expense Limitation Agreement dated January 8, 2021 and effective January 31, 2022 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(101)	Twenty-third Amendment dated December 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(102)	Assignment of Securities Lending Agency Agreement among the Registrant, BMO Harris Bank N.A. and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(103)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(104)	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(h)(105)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Nightview Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 158 on May 31, 2024.)

(h)(106)	IntraFi Deposit Placement Agreement and Custodial Agreement between the Registrant and TriState Capital Bank dated October 31, 2023, on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(h)(107)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Sterling Capital Enhanced Core Bond ETF – to be filed by amendment.

(h)(108)	[Reserved]

(h)(109)	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(110)	Expense Limitation Agreement dated December 8, 2022 and effective January 31, 2023 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(111)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(112)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(113)	Amended and Restated Administrative Services Plan dated January 25, 2023 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(114)	Expense Limitation Agreement dated January 27, 2023 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(115)	Manager Shareholder Services Agreement dated March 7, 2023 between the Trust and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 135 on May 30, 2023.)

(h)(116)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(117)	Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated December 8, 2021 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(118)	Amendment No. 1 dated March 6, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 14, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(119)	Amendment No. 2 to the Amended and Restated Compliance Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 12, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(120)	Amended Schedule A-1 dated October 19, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated December 8, 2021 on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(121)	Amendment No. 24 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(122)	Amendment No. 25 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(123)	Amendment No. 26 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(124)	Amendment No. 27 dated September 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(125)	Amendment No. 28 dated October 2, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(126)	Amendment No. 29 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(127)	Amendment No. 30 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(128)	Amendment No. 31 dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(129)	Derivatives Risk Management Program Support Services Addendum with Amended Schedule A dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(130)	Tailored Shareholder Report Services Addendum dated February 27, 2024 to the Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant dated December 21, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(h)(131)	Tailored Shareholder Report Services Addendum dated February 27, 2024 to the ETF Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 on May 30, 2024.)

(h)(132)	Amendment No. 32 dated February 9, 2024 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, Fuller Thaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 on May 30, 2024.)

(h)(133)	Amendment No. 3 to Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated December 11, 2024 – to be filed by amendment.

(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(i)(14)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(i)(15)	Opinion of counsel as to the legality of the securities registered with regard to the Clockwise Capital Innovation ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(i)(16)	Opinion of counsel as to the legality of the securities registered with regard to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(i)(17)	Opinion of counsel as to the legality of the securities registered with regard to the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(i)(18)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 139 on August 14, 2023.)

(i)(19)	Opinion of counsel as to the legality of the securities registered with regard to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(i)(20)	Opinion of counsel as to the legality of the securities registered with regard to the Nightview Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 159 filed on June 14, 2024.)

(i)(21)	Opinion of counsel as to the legality of the securities registered with regard to the Sterling Capital Enhanced Core Bond ETF – to be filed by amendment.

(j)(1)	Consent of independent registered public accounting firm - not applicable.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	Distribution and Services Plan dated December 10, 2024 on behalf of the Sterling Capital Enhanced Core Bond ETF – to be filed by amendment.

(m)(2)	[Reserved]

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	[Reserved]

(m)(5)	[Reserved]

(m)(6)	[Reserved]

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	[Reserved]

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(m)(13)	Restated Rule 12b-1 Plan dated December 9, 2020 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(m)(14)	Distribution and Service Plan dated March 7, 2023 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(m)(15)	Restated Plan of Distribution Pursuant to Rule 12b-1 dated December 9, 2020, as amended December 8, 2022 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and for A Shares and C Shares of the Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(n)(1)	[Reserved]

(n)(2)	[Reserved]

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(n)(4)	[Reserved]

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(n)(9)	Amended and Restated Rule 18f-3 Plan dated October 2, 2023 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Nightview Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 159 filed on June 14, 2024.)

(p)(3)	Code of Ethics of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(p)(4)	Code of Ethics of Sterling Capital Management LLC – filed herewith.

(p)(5)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 138 on June 29, 2023)

(p)(6)	Code of Ethics of Ultimus Fund Solutions, LLC, Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 142 on September 26, 2023).

(p)(7)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 157 on May 30, 2024).

(p)(8)	Code of Ethics of Alta Capital Management, LLC as amended October 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(p)(10)	[Reserved]

(p)(11)	[Reserved]

(p)(12)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(p)(13)	[Reserved]

(p)(14)	[Reserved]

(p)(15)	[Reserved]

(p)(16)	[Reserved]

(p)(17)	[Reserved]

(p)(18)	[Reserved]

(p)(19)	[Reserved]

(p)(20)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(21)	Code of Ethics of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(p)(22)	Code of Ethics of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(23)	Code of Ethics of Fairlead Strategies, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 157 on May 30, 2024.)

(p)(24)	Code of Ethics of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures of Nightview Capital, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 159 filed on June 14, 2024.)

(q)(3)	Proxy Voting Policy and Procedures of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(q)(5)	Proxy Voting Policy and Procedures of Sterling Capital Management LLC – filed herewith.

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(q)(7)	[Reserved]

(q)(8)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(q)(9)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(q)(11)	[Reserved]

(q)(12)	[Reserved]

(q)(13)	[Reserved]

(q)(14)	[Reserved]

(q)(15)	[Reserved]

(q)(16)	[Reserved]

(q)(17)	Proxy Voting Policy and Procedures of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(q)(18)	Proxy Voting Policy and Procedures of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 137 on May 31, 2023).

(q)(19)	Reserved.

(q)(20)	Proxy Voting Policy and Procedures of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(21)	Proxy Voting Policy and Procedures of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(r)(5)	Powers of Attorney for David James, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 111 on March 29, 2021.)

Item 29. Persons Controlled by or under Common Control with the Funds

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

(b) Section 7 of the Investment Advisory Agreement between the Registrant and each Adviser, on behalf of the Sterling Capital Enhanced Core Bond ETF, provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

The provisions of this Section 11 shall survive termination of this Agreement.

Sections 6 and 7 of the ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC provide that:

Indemnification of Distributor

(a)       The Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

(b)       In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor or any other person against any liability to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (“Disqualifying Conduct”) by such party, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Section 6 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)       The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

(d)       The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of Shares or Creation Units.

Indemnification of Trust

(a)       The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

(b)       In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of Disqualifying Conduct by such party, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section 7 with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)       The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim subject to this indemnity provision, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

(d)       The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the sale of Shares or Creation Units.

Item 31. Business and other Connections of the Investment Advisers

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Canterbury Investment Management, LLC	801-61876	125680
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
GuardCap Asset Management Limited	801-113537	297056
Cary Street Partners Asset Management LLC	801-110994	289178
Fairlead Strategies, LLC	801-122857	297384
HTAA, LLC	801-79752	171391
Worm Capital, LLC d/b/a Nightview Capital, LLC	801-108127	284183
Oak Harvest Investment Services, LLC	801-116667	173293
Sterling Capital Management LLC	801-64257	135405

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC and Northern Lights Distributor, LLC each serve as a principal underwriter of the Registrant.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 acts as the principal underwriter for the following other open-end investment companies:

Axxes Private Markets Fund

Beacon Pointe Multi-Alternative Fund

Bruce Fund, Inc.

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Cantor Select Portfolios Trust

Cantor Fitzgerald Infrastructure Fund

Capitol Series Trust

Lind Capital Partners Municipal Credit Income Fund

MidBridge Private Markets Fund

MSS Series Trust

Oak Associates Funds

OneFund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

RM Opportunity Trust

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Commonwealth International Series Trust

Conestoga Funds

Connors Funds

Cross Shore Discovery Fund

Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Exchange Place Advisors Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund

Flat Rock Enhanced Income Fund

HC Capital Trust

Hussman Investment Trust

James Advantage Funds

James Alpha Funds Trust

Schwartz Investment Trust

Segall Bryant & Hamill Trust

The Cutler Trust

The Investment House Funds

Williamsburg Investment Trust

Ultimus Managers Trust

Unified Series Trust

Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust

XD Fund Trust

Yorktown Funds

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, also acts as the principal underwriter for the following other open-end investment companies: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund, Segall Bryant & Hamill Trust (ETF), The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Treasurer, FINOP, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None
Bill Strait	Secretary, General Counsel and Manager	None

(c)	Not applicable

Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC maintains all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(4)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(5)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(6)	Alta Capital Management, LLC maintains all Records relating to the advisory and/or subadvisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(7)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(8)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 2700, P.O. Box 201, Toronto, Ontario M5L 1E8.

(9)	GuardCap Asset Management Limited maintains all records relating to the subadvisory services it provides to the Registrant. GuardCap Asset Management Limited is located at 6th Floor, 11 Charles II Street, St. James’s, London SW1Y 4NS.

(10)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, maintains records relating to the custodial and transfer agent services it provides to the Registrant.

(11)	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.

(12)	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant.

(13)	Cary Street Partners Asset Management LLC, 901 East Byrd Street, Suite 1001, Richmond, VA 23219, maintains records relating to the advisory services it provides to the Registrant.

(14)	Fairlead Strategies LLC, 19 East Elm Street, 2nd Floor, Greenwich, CT 06830, maintains records relating to the subadvisory services it provides to the Registrant.

(15)	HTAA, LLC, 141 W. Jackson Blvd., Suite 1650, Chicago, IL 60604, maintains records relating to the advisory services it provides to the Registrant.

(16)	Worm Capital, LLC, d/b/a/ Nightview Capital, LLC, 809 S. Lamar Blvd., #326, Austin, TX 78704, maintains records relating to the advisory services it provides to the Registrant.

(17)	Oak Harvest Investment Services, LLC, 920 Memorial City Way, Suite 150, Houston, TX 77024, maintains records relating to the advisory services it provides to the Registrant.

(18)	Sterling Capital Management LLC, 4350 Congress Street, Suite 1000, Charlotte, NC 28209, maintains records relating to the advisory services it provides to the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, has duly caused this Post-Effective Amendment No. 163 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 20th day of December, 2024.

Capitol Series Trust
(Registrant)

/s/ Tiffany R. Franklin
Tiffany R. Franklin
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 163 to the Registration Statement has been signed below by the following persons in the capacities and on the 20th day of December, 2024:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin
Power of Attorney

Exhibits

(p)(4)	Code of Ethics of Sterling Capital Management LLC

(q)(5)	Proxy Voting Policy and Procedures of Sterling Capital Management LLC